Exhibit 10.ss

CINERGY CORP. NON-UNION
EMPLOYEES’ 401(K) PLAN

(Effective as of January 1, 2003)

TABLE OF CONTENTS

ARTICLE 1. The Plan
1.1	Establishment of Plan
1.2	Applicability of Plan
1.3	Purpose of the Plan
1.4	Type of Plan

ARTICLE 2. Definitions
2.1	Definitions
2.2	Gender and Number

ARTICLE 3. Participation
3.1	Participation
3.2	Duration of Participation
3.3	Leased Employees
3.4	Reclassification

ARTICLE 4. Contributions
4.1	Deferred Compensation Contributions
4.2	Employee After-Tax Contributions
4.3	Matching Contributions
4.4	Limitations on Contributions
4.5	Contributions Not Contingent on Profits
4.6	Limitations on Annual Account Additions
4.7	Rollover Contributions
4.8	Contributions During Period of Military Leave
4.9	ADP/ACP Safe Harbor
4.10	Profit Sharing Contributions

ARTICLE 5. Vesting in Accounts
5.1	All Accounts Except Profit Sharing Contributions Account
5.2	Profit Sharing Contributions Account
5.3	Forfeitures

ARTICLE 6. Distributions and Withdrawals
6.1	Distribution Upon Retirement, Death, Disability, or Other Termination of Employment
6.2	Commencement of Distributions
6.3	Method of Distribution
6.4	Hardship Withdrawals
6.5	Loans
6.6	Other Withdrawals Prior to Termination of Employment
6.7	Withholding Taxes

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ARTICLE 7. Investment Elections
7.1	After-Tax, Deferred Compensation, Employer Match, ESOP Transfer, and Rollover Contribution Accounts
7.2	Matching Contributions Account and Profit Sharing Contributions Account
7.3	Voting and Other Rights with Respect to Cinergy Stock

ARTICLE 8. Accounts and Records of the Plan
8.1	Accounts and Records
8.2	Trust Fund
8.3	Valuation and Allocation of Expenses
8.4	Allocation of Earnings and Losses

ARTICLE 9. Financing
9.1	Financing
9.2	Contributions
9.3	Nonreversion
9.4	Rights in the Trust Fund

ARTICLE 10. Administration
10.1	Plan Administrator and Fiduciary
10.2	Removal and Replacement of Benefits Committee Members
10.3	Compensation and Expenses
10.4	Delegation of Duties and Employment of Specialists
10.5	Administration
10.6	No Enlargement of Employee Rights
10.7	Appeals from Denial of Claims
10.8	Notice of Address and Missing Persons
10.9	Data and Information for Benefits
10.10	Indemnity for Liability
10.11	Effect of a Mistake

ARTICLE 11. Amendment and Termination
11.1	Amendment and Termination
11.2	Limitations on Amendments
11.3	Effect of Bankruptcy and Other Contingencies Affecting an Employer
11.4	Amendment of Vesting Schedule

ARTICLE 12. Top-Heavy Provisions
12.1	Application of Top-Heavy Provisions
12.2	Definitions
12.3	Minimum Contribution
12.4	Limit on Annual Additions: Combined Plan Limit
12.5	Collective Bargaining Agreements

ARTICLE 13. Participation In and Withdrawal From the Plan by an Employer
13.1	Adoption of the Plan
13.2	Withdrawal from Participation

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13.3	Company as Agent for Employers

ARTICLE 14. Miscellaneous
14.1	Beneficiary Designation
14.2	Facility of Payment
14.3	Nonalienation
14.4	Applicable Law
14.5	Severability
14.6	No Guarantee
14.7	Merger, Consolidation, or Transfer
14.8	Internal Revenue Service Approval
14.9	Special ESOP Provisions
14.10	Electronic Media

Addendum

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ARTICLE 1.

THE PLAN

1.1                               Establishment of Plan.

Effective as of January 1, 1998, Cinergy Corp. (the “Company”) established the Cinergy Corp. Non-Union Employees’ 401(k) Plan (the “Plan”) for the benefit of its eligible non-union employees.  The Plan is the result of the January 1, 1998 merger of the PSI Energy, Inc. Employees’ 401(k) Savings Plan and The Cincinnati Gas & Electric Company Deferred Compensation and Investment Plan.

The PSI Energy, Inc. Employees’ 401(k) Savings Plan was originally adopted effective October 1, 1988 by Public Service Company of Indiana, Inc., as a successor plan to an Employee’s 401(k) Plan adopted as of January 1, 1987.

The Cincinnati Gas & Electric Company instituted the Employee Incentive Thrift Plan in 1967.   Effective as of October 1, 1983, the plan was amended and renamed The Cincinnati Gas & Electric Company Deferred Compensation and Investment Plan.

1.2                               Applicability of Plan.

The provisions of this Plan as set forth in this document are applicable only to the Employees in current employment on or after January 1, 2003, except as otherwise specifically provided.  Except as so provided, any person who was entitled to benefits under the Plan or a predecessor plan as in effect on December 31, 2002, shall continue to be entitled to the same benefits under this Plan.  The provisions of this amendment and restatement of the Plan are effective as of January 1, 2003 except where an interim effective date for various law changes is otherwise provided.

1.3                               Purpose of the Plan.

The purpose of the Plan is to provide a convenient way for Participants to save on a regular and long-term basis for retirement and to enable Participants to share in the profitable operations of the Company.

1.4                               Type of Plan.

The Plan is intended to be an “ERISA Section 404(c) plan” as defined in Department of Labor Regulations Section 2550.404c-1(b) and an “eligible individual account plan” within the meaning of ERISA Section 407(d)(3).  Effective as of January 1, 2002, (i) the portion of the Plan that is held at any one time in the Cinergy Stock Fund is designated as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code designed to invest primarily in Cinergy Stock and is intended to qualify under Section 401(a) of the Code as a stock bonus plan and (ii) the portion of the Plan that at any one time is not held in the Cinergy Stock Fund is a profit sharing plan for purposes of Section 401(a)(27)(B) of the Code that is intended to qualify under Section 401(a) of the

Code and that includes a cash or deferred arrangement intended to qualify under Section 401(k) of the Code.

ARTICLE 2.

DEFINITIONS

2.1                               Definitions.

Whenever used in the Plan, the following terms, when capitalized, will have the respective meanings set forth below, unless otherwise expressly provided in this document.

(a)                                  “Account” means the separate account maintained for each Member, which represents the Member’s total proportionate interest in the Trust Fund as of any Valuation Date and which consists of the sum of the following subaccounts:

(1)                                  “After-Tax Contributions Account” means that portion of a Member’s Account that evidences the value of the Member’s Employee After-Tax Contributions made pursuant to Section 4.2, including any gains and losses of the Trust Fund attributable thereto;

(2)                                  “Deferred Compensation Contributions Account” means that portion of a Member’s Account that evidences the value of the Deferred Compensation Contributions made on the Member’s behalf by an Employer pursuant to Section 4.1, including any gains and losses of the Trust Fund attributable thereto;

(3)                                  “Employer Match Account” means that portion of a Member’s Account that evidences the value of the matching contributions made to the PSI Energy, Inc. Employees’ 401(k) Savings Plan before January 1, 1992, including any gains and losses of the Trust Fund attributable thereto;

(4)                                  “ESOP Transfer Account” means that portion of a Member’s Account that evidences the value of the Member’s account balance attributable to amounts that the Member elected to have transferred from the Public Service Company of Indiana, Inc. Employee Stock Ownership Plan to the PSI Energy, Inc. Employees’ 401(k) Savings Plan, including any gains or losses of the Trust attributable thereto;

(5)                                  “Matching Contributions Account” means that portion of a Member’s Account that evidences the value of the Employer Matching Contributions made on the Member’s behalf by an Employer pursuant to Section 4.3, including any gains and losses of the Trust Fund attributable thereto;

(6)                                  “Rollover Contributions Account” means that portion of a Member’s Account that evidences the value of any Rollover Contributions made by the Member pursuant to Section 4.7, including any gains and losses of the Trust Fund attributable thereto; and

(7)                                  “Profit Sharing Contributions Account” means that portion of a Member’s Account that evidences the value of any Profit Sharing Contributions made on the Member’s behalf by an Employer pursuant to Section 4.10, including any gains and losses of the Trust Fund attributable thereto.

(b)                                 “Affiliate” means any employer that together with the Employer is under common control or a member of an affiliated service group as determined under Sections 414(b), (c), (m), and (o) of the Code.  In determining whether an employer is a member of a controlled group for purposes of Section 4.6, the rules of Sections 414(b) and (c) of the Code shall be applied as modified by Section 415(h) of the Code.

(c)                                  “Beneficiary” means the person or persons who are to receive benefits under the Plan after a Member’s death.

(d)                                 “Benefits Committee” means the Committee established pursuant to Article 10 to serve as Plan Administrator.

(e)                                  “Board” means the Board of Directors of the Company.

(f)                                    “Change in Control” means any of the following events in paragraphs (1), (2), (3), or (4) below has occurred:

(1)                                  Any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing more than twenty percent (20%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph (2) below; or

(2)                                  There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, partnership or other entity, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to that merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least sixty percent (60%) of the combined voting power of the securities of the Company or the surviving entity or its parent outstanding immediately after the merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or  indirectly, of securities of the Company (not including in the securities beneficially owned by such a Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; or

(3)                                  During any period of two (2) consecutive years, individuals who at the beginning of that period constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election, or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board; or

(4)                                  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to the sale.

(5)                                  For purposes of this subsection 2.1(f), “Person” has the meaning set forth in paragraph 3(a)(9) of the Securities Exchange Act, as modified and used in subsections 13(d) and 14(d) of the Securities Exchange Act; however, a Person will not include the following: (1) the Company or any of its subsidiaries or affiliates; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or affiliates; (3) an underwriter temporarily holding securities pursuant to an offering of those securities; or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(g)                                 “Cinergy Stock” means Cinergy Corp. common stock.

(h)                                 “Cinergy Stock Fund” means the Investment Fund invested primarily in Cinergy Stock.

(i)                                     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.

(j)                                     “Company” means Cinergy Corp., a Delaware corporation, and any corporation that succeeds to its business and adopts the Plan.

(k)                                  “Compensation” means—

(1)                                  for purposes of Sections 4.1, 4.2 and 4.3, the Employee’s “base compensation”.

(2)                                  for purposes of Section 4.4, “compensation” as defined in Section 414(s) of the Code; and

(3)                                  for purposes of Sections 2.1(w) and 4.6, “compensation” as defined in Section 415(c)(3) of the Code.

For purposes of this section, “base compensation” means the Employee’s base rate of pay, exclusive of any allowances, premiums, bonuses, overtime pay, or other forms or types of compensation, for the applicable period.  For Employees paid on an hourly basis, the “base rate of pay” means the Employee’s hourly base rate of pay multiplied by the Employee’s hours worked during the applicable period.  “Base compensation” shall be determined prior to any reductions for Deferred Compensation Contributions and other elective contributions made by the Employer on the Employee’s behalf during or for the Plan Year that are not includable in gross income under Section 125 of the Code, Section 402(e)(3) of the Code, Section 402(h) of the Code, Section 403(b) of the Code or, for Plan Years beginning on or after January 1, 2001, Section 132(f) of the Code.

The Compensation of each Employee that may be taken into account under the Plan for a Plan Year will not exceed $200,000 (as adjusted by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code).  For purposes of this Subsection 2.1(k), Compensation shall include any elective amounts that are not includible in the gross income of the employee by reason of Section 132(f)(4) of the Code.

(l)                                     “Deferred Compensation Contributions” means the contributions made by an Employer on behalf of a Participant pursuant to the Participant’s election to reduce Compensation as described in Section 4.1.

(m)                               “Disability” means a physical or mental condition, resulting from injury or disease, that constitutes total disability under the Company’s long-term disability plan.

(n)                                 “Effective Date” means January 1, 2003.

(o)                                 “Eligible Employee” means an Employee on the payroll of an Employer who has attained age 18, who is not a “leased employee” (as defined in Section 3.3), who is not classified by the Employer as a summer laborer or a summer employee, and whose terms and conditions of employment are not governed by a collective bargaining agreement that provides for participation in this Plan.

(p)                                 “Employee” means any person who is employed by the Company or an Affiliate, who is classified as an employee by the Company or Affiliate and who receives compensation from the Company or an Affiliate that is initially reported by the Company or the Affiliate on a federal wage and tax statement (Form W–2).

(q)                                 “Employee After-Tax Contributions” means the contributions made by an Employee pursuant to an election as described in Section 4.2.

(r)                                    “Employer” means the Company and any Affiliate that elects to become a party to the Plan, with the approval of the Company, by adopting the Plan for the benefit of its Eligible Employees in the manner described in Article 13.

(s)                                  “Employer Matching Contributions” means the contributions made by an Employer on behalf of a Participant, conditioned on the making of Deferred Compensation Contributions, as described in Section 4.3, and shall consist of—

(1)                                  Employer Base Matching Contributions, as described in Subsection 4.3(a); and

(2)                                  Employer Incentive Matching Contributions, as described in Subsection 4.3(b).

(t)                                    “Employment Commencement Date” means the first day on which an Employee first performs an hour of service as an Eligible Employee or, if applicable, the first day following a severance from service on which an Employee performs an hour of service as an Eligible Employee.  For purposes of this Subsection 2.1(t), the term “hour of service” shall mean, with respect to any Employee, each hour for which the Employee is paid, or entitled to payment, by an Employer for the performance of duties for that Employer.

(u)                                 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and interpretive rulings and regulations.

(v)                                 “ESOP Feature” means the portion of the Plan that, as described in Section 1.4, has been designated as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code.

(w)                               “Highly Compensated Employee” means, with respect to any Plan Year, any Employee who is a 5-percent owner (as defined in Section 416(i)(1) of the Code) during the Plan Year, or during the preceding Plan Year (or such other period as the Company may elect pursuant to Treasury regulations)—

(1)                                  received Compensation from the Employer and all Affiliates in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code); or

(2)                                  was a 5-percent owner (as defined in Section 416(i)(1) of the Code).

(x)                                   “Investment Fund” means any investment fund established by the Plan Administrator as an investment medium for Members’ Accounts in the Trust Fund.  The Investment Funds will include the Cinergy Stock Fund.  The Plan Administrator has the discretion to establish and terminate such Funds as it shall deem appropriate.

(y)                                 “Member” means a Participant, or a former Participant or alternate payee who still has an Account balance in the Plan.

(z)                                   “Participant” means any Employee of an Employer who has met and continues to meet the eligibility requirements of the Plan as set forth in Section 3.1.

(aa)                            “Plan” means the Cinergy Corp. Non-Union Employees’ 401(k) Plan, as set forth in this document and as subsequently amended from time to time.

(bb)                          “Plan Administrator” means the entity that has been designated as the “plan administrator” pursuant to Section 10.1.

(cc)                            “Plan Year” means the 12-consecutive-month period ending each December 31.

(dd)                          “Profit Sharing Contributions” means those contributions made by an Employer on behalf of a Participant as described in Section 4.10, and shall consist of —

(1)                                  Balanced Profit Sharing Contributions, as described in Subsection 4.10(a); and

(2)                                  Investor Profit Sharing Contributions, as described in Subsection 4.10(b)

(ee)                            “Retire” means to terminate employment with the Employer and all Affiliates—

(1)                                  after reaching age 65; or

(2)                                  after reaching age 50 and completing five Years of Service.

(ff)                                “Rollover Contribution” means those contributions made by a Participant as described in Section 4.7.

(gg)                          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and interpretive rulings and regulations.

(hh)                          “Trust Agreement” means any agreement establishing a trust, which forms part of the Plan, to receive, hold, invest, and dispose of the Trust Fund.

(ii)                                  “Trust Fund” means the assets of every kind and description held under the Trust Agreement.

(jj)                                  “Trustee” means the corporation, or individual or individuals, or combination thereof, acting as trustee under the Trust Agreement at any time of reference.

(kk)                            “Valuation Date” means each business day.

(ll)                                  “Years of Service” means, with respect to an Employee, the period of time during which the employment relationship exists between the Employee and the Employer, the length of which is determined as follows:  An Employee will be credited with Years of Service for the period of time beginning with the later of (i) his attainment of age 18 or (b) his Service Commencement Date and ending on his Severance from Service Date and for each Period of Credited Severance.  For purposes of this Subsection 2.1(ll):

(1)                                  “Service Commencement Date” means, with respect to each Employee, the date as of which the Employee is first entitled to be credited with an Hour of Service.

(2)                                  “Hour of Service” means, with respect to any Employee, any of the following:  (A) each hour for which he is paid, or entitled to payment, by an Employer for the performance of duties for that Employer; (B) each other hour for which back pay, irrespective of mitigation of damages, has been either awarded to him or agreed to be paid to him by an Employer; (C) each other hour for which he is absent from his normal period of employment with his Employer due to an approved military leave, maternity leave, paternity leave, adoption leave, worker’s compensation leave, personal leave of six consecutive months or less, sick leave of six consecutive months or less, or total disability qualifying him for benefits under the Company’s Long-Term Disability Plan for a period of no more than twelve months; and (D) each other hour for which he is paid, or entitled to payment, by an Employer for a period of time during which he does not perform any duties for that Employer (irrespective of whether or not his employment relationship with that Employer has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, witness duty, military duty, or leave of absence.  In computing an Hour of Service, the Plan may use the equivalencies set forth in paragraph (e) of 29 C.F.R. §2530.200b–3.  However, if different equivalencies are used for different classifications of Employees, then those classifications must be reasonable and consistently applied.  Each Hour of Service will be credited to the Employee for the appropriate computation period in accordance with the provisions of paragraphs (b) and (c) of 29 C.F.R. §2530.200b–2, and each Hour of Service, when aggregated for a particular computation period, will constitute the Hours of Service credited to the Employee for that computation period.  However, no Employee will be credited under (D) of this Paragraph 2.1(ll)(2) either with more than 501 Hours of Service on account of any single continuous period during which the Employee performs no duties for an Employer irrespective of whether or not that period occurs in a single computation period, or with an hour for which the Employee is paid, or entitled to payment, by an Employer if that payment is made solely for the purposes of either reimbursing the Employee for medical or medically related expenses incurred by the Employee or complying with applicable worker’s compensation, unemployment compensation, or disability insurance laws.  However, the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in (D) of this Paragraph 2.1(ll)(2) will be subject to the same limitations set forth in the immediately preceding sentence with respect to (D) of this Paragraph 2.1(ll)(2).

(3)                                  “Severance from Service Date” means, with respect to each Employee, the date of his Severance from Service.

(4)                                  “Severance from Service” means, with respect to an Employee:

(A)                              the date of termination of his employment relationship with his Employer by reason of a quit, resignation, discharge, retirement, death, or layoff of the Employee for an indefinite period of time made without any expectation on the part of the Employer at the time of layoff to recall the Employee, for employment with the Employer as an Employee within 12 months from the date of the commencement of the layoff; or

(B)                                the first anniversary of the first date of the Employee’s Absence from Service.  Notwithstanding the preceding sentence, if an Employee has an Absence from Service of more than one year by reason of a maternity or paternity absence, the Employee’s Severance from Service occurs on the second anniversary of that absence; provided that the period between the first and second anniversaries of the first day of such Absence from Service is neither a period of service nor a period of severance.  For purposes of this Subparagraph (B), an Absence from Service for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of that individual, (3) by reason of the placement of a child with the individual in connection with the adoption of the child by that individual, or (4) for purposes of caring for the child for a period beginning immediately following its birth or placement.

(5)                                  “Absence from Service” means, with respect to each Employee, his absence from service (with or without pay) with his Employer for any reason other than a quit, resignation, discharge, retirement, or death, including, but without limitation because of enumeration, vacation, holiday, sickness, disability, leave of absence (unless otherwise required by applicable law), or other layoff.

(6)                                  “Period of Credited Severance” means, with respect to each Employee who has incurred a Severance from Service, and who, within 12 months of his Severance from Service Date, performs an Hour of Service, the Period of Severance commencing on the Employee’s Severance from Service Date and ending on the date thereafter upon which he first performs an Hour of Service.  In the case of an Employee who has incurred a Severance from Service that occurs during an Absence from Service by reason of a maternity or paternity absence as defined in Subparagraph 2.1(ll)(4)(B), the period between the first and second anniversaries of the first day of absence will not be a Period of Credited Severance.

(7)                                  “Period of Severance” means, with respect to each Employee, the period of time commencing on his Severance from Service Date and ending on the date thereafter upon which he first performs an Hour of Service.

In determining an Employee’s total Years of Service for purposes of the Plan, all periods of employment that are credited to the Employee will be aggregated; subject to the following provisions:  If an Employee who first became an Employee after December 31, 2002 incurs a Severance from Service and is later reemployed by an Employer (or Affiliate), his period of employment prior to his Severance from Service will, subject to all of the provisions of the Plan, be aggregated for the purpose of determining his Years of Service only if the Employee either had been vested in accordance with Section 5.2 at his Severance from Service or if his Period of Severance is less than 60 consecutive months.  If an Employee’s period of employment prior to his Severance from Service is not aggregated pursuant to the immediately preceding sentence, the Years of Service earned for the Employee’s period of employment prior to his Severance from Service shall be disregarded for purposes of determining his Years of Service after his reemployment.

In no event will an Employee receive credit more than once for the same period of employment.

2.2                               Gender and Number.

Unless the context clearly requires otherwise, the masculine pronoun whenever used will be construed to include the feminine and neuter pronoun, and the singular will be construed to include the plural.

ARTICLE 3.

PARTICIPATION

3.1                               Participation.

Each Eligible Employee who was a participant in the Plan immediately prior to the Effective Date will remain a Participant on the Effective Date.  Each other Eligible

Employee shall commence participation in the Plan as of the Eligible Employee’s Employment Commencement Date.

The Eligible Employee shall automatically commence participation in the Plan as of the Eligible Employee’s Employment Commencement Date as to Employee Deferred Compensation Contributions unless the Eligible Employee affirmatively notifies the Plan Administrator, in accordance with procedures established from time to time by the Plan Administrator, that the Eligible Employee does not desire to commence participation in the Plan as to Employee Deferred Compensation Contributions.  Any Eligible Employee who affirmatively elects not to participate in the Plan as of his Employment Commence Date as to Employee Deferred Compensation Contributions may subsequently commence participation in the Plan as to Employee Deferred Compensation Contributions by electing to make Employee Deferred Compensation Contributions.  Any Eligible Employee may elect to make Employee After-Tax Contributions or a Rollover Contribution, pursuant to Article 4.

3.2                               Duration of Participation.

A Participant shall continue to be a Participant until the Participant terminates employment with all Employers and Affiliates; thereafter, the Participant will be a Member for as long as the Participant has an Account balance in the Plan.

3.3                               Leased Employees.

A person who is not an Employee of an Employer or nonparticipating Affiliate and who performs services for an Employer or a nonparticipating Affiliate pursuant to an agreement between the Employer or nonparticipating Affiliate and a leasing organization will be considered a “leased employee” if the person performed the services on a substantially full-time basis for a year and the services are performed under the primary direction and control of the Employer or nonparticipating Affiliate.  A person who is considered a “leased employee” of an Employer or nonparticipating Affiliate will not be considered an Employee for purposes of participating in this Plan or receiving any contribution or benefit under this Plan.  A leased employee will be excluded from this Plan regardless of whether the leased employee participates in any plan maintained by the leasing organization.  However, if a leased employee participates in the Plan as a result of subsequent employment with an Employer, the leased employee will receive credit for service for his employment as a leased employee.  Notwithstanding the preceding provisions of this section, a leased employee will be treated as an Employee for purposes of applying the requirements described in Section 414(n)(3) of the Code and for purposes of determining the number and identity of Highly Compensated Employees.

3.4                               Reclassification.

In the event that any governmental agency or court requires the Company or an Affiliate to reclassify the common law employee or employment status of any independent contractor or otherwise excluded employee under the Plan, the reclassified individual nevertheless shall not be considered an Eligible Employee following such reclassification and, therefore, shall not be entitled to participate in the Plan as a result of the reclassification.  Similarly, in the event that any governmental agency or court otherwise requires the Company or an Affiliate to reclassify the employment status of any individual eligible for participation under the Plan (such as a summer laborer or a summer employee), the reclassified individual nevertheless shall retain his original status for purposes of the Plan following such reclassification and, therefore, shall not be entitled to participate in the Plan in a different manner as a result of the reclassification.

ARTICLE 4.

CONTRIBUTIONS

4.1                               Deferred Compensation Contributions.

Eligible employees hired on or after January 1, 2001 are automatically enrolled as Participants at a three percent before-tax salary contribution unless they affirmatively elect in accordance with rules established by the Plan Administrator not to enroll or participate.  Each Participant may elect, in accordance with rules established by the Plan Administrator, to reduce the Participant’s Compensation by any percentage up to 50 percent (or such other percentage as prescribed by the Plan Administrator), in increments of one-half percent, and to have the amount by which the Participant’s Compensation is reduced contributed on the Participant’s behalf by the Employer as a Deferred Compensation Contribution to the Plan.  The election will be effective as soon as administratively possible after the date the Employee becomes eligible to participate and notifies the Plan Administrator of the deferral percentage.

A Participant may elect, in accordance with rules established by the Plan Administrator, to increase, decrease, or discontinue the Participant’s Compensation reductions.  Such an election will be effective as soon as administratively possible after receipt of the election by the Plan Administrator and will be effective only with respect to Compensation not yet earned as of the effective date of the election.

The Plan Administrator may adopt rules concerning the administration of this section.  The Deferred Compensation Contributions made on behalf of each Participant shall be paid by each Employer to the Trustee and allocated to the Participant’s Deferred Compensation Contributions Account as soon as practical after the end of the pay period to which the Deferred Compensation Contributions relate, but in no case later than the fifteenth business day of the month following the month in which those amounts would otherwise have been payable to the Participant.  Deferred Compensation Contributions made to the Plan shall initially be allocated to the portion of the Plan that is not comprised of the ESOP Feature.  Thereafter, to the extent that a Member directs the investment of Deferred Compensation Contributions in the Cinergy Stock Fund pursuant to Article 7 of the Plan, such Deferred Compensation Contributions shall be transferred to the ESOP Feature unless and until the Member directs otherwise pursuant to Article 7 of the Plan.

4.2                               Employee After-Tax Contributions.

Each Participant may elect, in accordance with rules established by the Plan Administrator, to have Employee After-Tax Contributions made to the Plan in an amount equal to any percentage of the Participant’s Compensation up to 15 percent (or such other percentage as prescribed by the Plan Administrator) in increments of one-half percent.  The election will be effective as soon as administratively possible after the Eligible Employee becomes eligible to participate and notifies the Plan Administrator of the contribution percentage.

A Participant may elect, in accordance with rules established by the Plan Administrator, to increase, decrease, or discontinue the Participant’s Employee After-Tax Contributions. The election will be effective as soon as administratively possible after receipt of the election by the Plan Administrator and will be effective only with respect to Compensation not yet earned as of the effective date of the election.

Once during each Plan Year, a Participant may elect to make an Employee After-Tax Contribution in the form of a lump sum payment by check or money order payable to the Trustee and delivered to the Plan Administrator.

The sum of the Deferred Compensation Contributions and Employee After-Tax Contributions made by or on behalf of an Employee for a Plan Year may be subject to certain limitations determined by the Plan Administrator from time to time.

The Plan Administrator may adopt rules concerning the administration of this section. The Employee After-Tax Contributions made by each Participant shall be paid by each Employer to the Trustee and allocated to the Participant’s After-Tax Contributions Account as soon as practical after the end of the pay period, but in no case later than the fifteenth business day of the month following the month in which those amounts would otherwise have been payable to the Participant.  Employee After-Tax Contributions made to the Plan shall initially be allocated to the portion of the Plan that is not comprised of the ESOP Feature.  Thereafter, to the extent that a Member directs the investment of Employee After-Tax Contributions in the Cinergy Stock Fund pursuant to Article 7 of the Plan, such Employee After-Tax Contributions shall be transferred to the ESOP Feature unless and until the Member directs otherwise pursuant to Article 7 of the Plan.

4.3                               Matching Contributions.

(a)                                  Base Matching Contributions.  For each pay period, each Employer shall make an Employer Base Matching Contribution on behalf of each Participant equal to (i) 100 percent of the Participant’s Deferred Compensation Contributions with respect to the first 3 percent of the Participant’s Compensation made on the Participant’s behalf for the pay period, plus (ii) 50 percent of the Participant’s Deferred Compensation Contributions with respect to the next 2 percent of the Participant’s Compensation made on the Participant’s behalf for the pay period.

The Employer Base Matching Contributions made on behalf of each Participant shall be paid by each Employer to the Trustee and allocated to the Participant’s

Matching Contributions Account as soon as practical after the end of the pay period for which it is made.  The Employer Base Matching Contributions made on behalf of each Participant pursuant to this Subsection 4.3(a) shall be subject to the withdrawal restrictions of Section 401(k)(2)(B) of the Code and Treasury Regulation Section 1.401(k)-1(d).

(b)                                 Incentive Matching Contributions.  In addition to the Employer Base Matching Contribution under (a), for each Plan Year each Employer may make an Employer Incentive Matching Contribution on behalf of each Participant employed on the last day of the Plan Year equal to a percentage (to be specified by the Plan Administrator) of the Deferred Compensation Contributions made on the Participant’s behalf for the Plan Year.  Such percentage shall be determined based on attainment of corporate goals established by the Plan Administrator in its discretion.

The Employer Incentive Matching Contributions made on behalf of each Participant will be paid by each Employer to the Trustee and allocated to the Participant’s Matching Contributions Account as soon as administratively practicable after determining if the corporate goals were achieved and what percentage will be contributed.  Notwithstanding the foregoing provisions of this Subsection 4.3(b), in no event shall the amount of Employer Incentive Matching Contributions made on behalf of each Participant pursuant to this Subsection 4.3(b) exceed 4 percent of the Participant’s Compensation.

(c)                                  Contributions of Cinergy Stock.  Employer Matching Contributions may be made in cash or in shares of Cinergy Stock.  Contributions in shares of Cinergy Stock will be determined by dividing the amount of the Employer Matching Contribution determined under (a) or (b) by the closing price of Cinergy Stock on the New York Stock Exchange for the date the Employer Matching Contributions are made to the Trust.  The Company may use either authorized and unissued shares of Common Stock, treasury shares or shares of Common Stock acquired on the open market, in private transactions or otherwise, or a combination of the foregoing, for purposes of making Employer Matching Contributions.

4.4                               Limitations on Contributions.

(a)                                  In no event shall any Employer make Deferred Compensation Contributions for any calendar year, with respect to any Participant, in excess of $12,000 (as adjusted by the Secretary of the Treasury to reflect increases in the cost of living). This limit will be applied by aggregating all plans and arrangements maintained by the Company and all Affiliates that provide for elective deferrals (as defined in Section 402(g) of the Code).

If this limit would be exceeded by contributions to this Plan, the Plan Administrator shall distribute the amount of the excess (plus earnings thereon) to the Member.  If this limit would be exceeded by the contribution of excess elective deferrals to this Plan and to the plan of another employer, the Plan

Administrator will distribute the amount of the excess (plus earnings thereon) to the Member if the Member provides the Plan Administrator with a written claim requesting a refund of the excess on or before March 1 of the following calendar year.  Excess elective deferrals means elective deferrals (under Section 402(e)(3) of the Code) in excess of the annual limit on elective deferrals in Section 402(g) of the Code.  The Plan Administrator may require additional proof regarding the existence of excess elective deferrals.

A distribution of excess elective deferrals, adjusted for earnings and losses, will be made no later than the April 15 of the calendar year following the calendar year in which the excess elective deferrals were made.

(b)                                 Subject to Section 4.9, in no event will any Employer make Deferred Compensation Contributions for any Plan Year that would cause the actual deferral percentage of the group of Highly Compensated Employees eligible to participate in the Plan to exceed the greater of—

(1)                                  one and one-quarter times the actual deferral percentage of the group of all other eligible Employees for the Plan Year; or

(2)                                  the lesser of—

(A)                              two times the actual deferral percentage of the group of all other eligible Employees for the Plan Year; or

(B)                                the actual deferral percentage of the group of all other eligible Employees for the Plan Year plus two percentage points.

The actual deferral percentage of each group of eligible Employees for any Plan Year will be the average of the ratios (calculated separately for each eligible Employee in each group) of—

(i)                                     the Deferred Compensation Contributions made on behalf of each eligible Employee for the Plan Year to

(ii)                                  the eligible Employee’s Compensation (earned while the Employee was eligible to participate in the Plan) for the Plan Year.

To the extent necessary to conform to this limitation, the Plan Administrator shall reduce Deferred Compensation Contributions made on behalf of the Highly Compensated Employees.  The total amount of the reduction will be determined by reducing the deferral ratio of the Highly Compensated Employee with the highest deferral ratio to the higher of the deferral ratio necessary to satisfy the limitation or the deferral ratio of the Highly Compensated Employee with the next highest deferral ratio.  This process will be repeated until the limitation is satisfied.  The reduction so calculated will be allocated to some or all Highly Compensated Employees by reducing the Deferred Compensation Contributions of the Highly Compensated Employee with the highest dollar amount of Deferred

Compensation Contributions by the lesser of the total amount of the required reduction or the amount required to cause that Participant’s Deferred Compensation Contributions to equal those of the Highly Compensated Employee with the next highest dollar amount of Deferred Compensation Contributions. This process will be repeated until the entire amount of the reduction has been allocated.

Any reduction in the Deferred Compensation Contributions allocated to any Participant will be refunded to the Participant as soon as administratively possible, as provided in rules adopted by the Plan Administrator (amounts refunded within 2 1/2 months after the Plan Year in which the Deferred Compensation Contributions were made are not subject to excise tax under Section 4979 of the Code).  In no event, however, will the excess contributions be left undistributed any later than the last day of the Plan Year following the Plan Year in which the excess contributions were made.

Deferred Compensation Contributions made under this Plan and all before-tax contributions made under any other plan that is aggregated with this Plan for purposes of Section 401(a)(4) of the Code and Section 410(b) of the Code will be treated as made under a single plan.  The deferral ratio of any Highly Compensated Employee will be determined by treating all plans subject to Section 401(k) of the Code under which the Highly Compensated Employee is eligible as a single plan.

(c)                                  Subject to Section 4.9, in no event will Employee After-Tax Contributions and Employer Matching Contributions for any Plan Year be made that would cause the contribution percentage of the group of Highly Compensated Employees eligible to participate in the Plan to exceed the greater of  —

(1)                                  one and one-quarter times the contribution percentage of the group of all other eligible Employees for the Plan Year; or

(2)                                  the lesser of —

(A)                              two times the contribution percentage of the group of all other eligible Employees for the Plan Year; or

(B)                                the contribution percentage of the group of all other eligible Employees for the Plan Year plus two percentage points.

The contribution percentage of each group of eligible Employees for any Plan Year will be the average of the ratios (calculated separately for each eligible Employee in each group) of —

(i)                                     the sum of the Employee After-Tax Contributions and the Employer Matching Contributions made on behalf of each eligible Employee for the Plan Year to

(ii)                                  the eligible Employee’s Compensation (earned while the Employee was eligible to participate in the Plan) for the Plan Year.

To the extent necessary to conform to this limitation, the Plan Administrator will reduce and allocate Employee After-Tax Contributions and Employer Matching Contributions made on behalf of the Highly Compensated Employees.  The total amount of the reduction will be determined by reducing the contribution ratio of the Highly Compensated Employee with the highest contribution ratio to the higher of the contribution ratio necessary to satisfy the limitation or the contribution ratio of the Highly Compensated Employee with the next highest contribution ratio.  This process will be repeated until the limitation is satisfied.  The reduction so calculated will be allocated to some or all Highly Compensated Employees by reducing the Employee After-Tax Contributions of the Highly Compensated Employee with the highest dollar amount of Employee After-Tax Contributions and Employer Matching Contributions by the lesser of the total amount of the required reduction or the amount required to cause that Participant’s Employee After-Tax Contributions and Employer Matching Contributions to equal those of the Highly Compensated Employee with the next highest dollar amount of Employee After-Tax Contributions and Employer Matching Contributions.  This process will be repeated until the entire amount of reduction has been allocated.

Any reduction in the Employee After-Tax Contributions and Employer Matching Contributions allocated to any Participant will be refunded to the Participant as soon as administratively possible, as provided in rules adopted by the Plan Administrator (amounts refunded within 2 ½ months after the Plan Year in which the Employee After-Tax Contributions and Employer Matching Contributions were made are not subject to excise tax under Section 4979 of the Code).  In no event, however, will the excess contributions be left undistributed any later than the last day of the Plan Year following the Plan Year in which the excess contributions were made.

All Employee After-Tax and Employer Matching Contributions made under this Plan and all after-tax contributions made under any other plan that is aggregated with this Plan for purposes of Section 401(a)(4) of the Code and Section 410(b) of the Code will be treated as made under a single plan.  If any plan is permissively aggregated with this Plan for purposes of Section 401(m) of the Code, the aggregated plans must also satisfy Section 401(a)(4) of the Code and Section 410(b) of the Code as though they were a single plan.  The contribution percentage ratio of any Highly Compensated Employee will be determined by treating all plans subject to Section 401(m) of the Code under which the Highly Compensated Employee is eligible as a single plan.

(d)                                 For purposes of satisfying the limits on contributions described in this Section 4.4 and Section 4.6, Compensation means an Employee’s compensation as defined in Section 414(s) of the Code.  The Compensation of each Employee that may be taken into account under the Plan will not exceed the first $200,000 of an

Employee’s Compensation (as adjusted by the Secretary of the Treasury under Section 401(a)(17) of the Code).

(e)                                  The Plan Administrator may comply with the requirements of this Section by combining contributions under any other defined contribution plan maintained by the Company or any Affiliate.  Any such combination will be done in compliance with the guidelines, if any, established by the Secretary of the Treasury.  To the extent permitted by applicable regulations, the Plan Administrator may elect to take Deferred Compensation Contributions into account in applying the contribution percentage test of Subsection (c).

(f)                                    The Plan Administrator may take such additional action as it considers appropriate to ensure compliance with the requirements of this section.  Such action may include, but is not limited to, reducing the maximum amount of Deferred Compensation Contributions and/or Employee After-Tax Contributions that can be contributed on behalf of or by any group of Highly Compensated Employees.

(g)                                 The Plan will not be treated as complying with the limits in this Section 4.4 if—

(1)                                  the actual deferral percentage of the group of participants who are Highly Compensated Employees only complies with the limits in paragraph 4.4(b)(2);

(2)                                  the contribution percentage of the group of participants who are Highly Compensated Employees only complies with the limit in Subsection (c)(2) above; and

(3)                                  the sum of the actual deferral percentage and contribution percentage of the group of Participants who are Highly Compensated Employees exceed the “Aggregate Limit.”

(h)                                 For purposes of Subsection (g) above, the “Aggregate Limit” means the sum of—

(1)                                  one and one-quarter times the greater of the actual deferral percentage or contribution percentage of the group of all other Participants for the preceding Plan Year; and

(2)                                  the lesser of—

(A)                              two times the lesser of the actual deferral percentage or contribution percentage of the group of all other Participants for the preceding Plan Year; or

(B)                                the sum of two percentage points and the lesser of the actual deferral percentage or contribution percentage of the group of all other Participants for the preceding Plan Year.

(i)                                     If multiple use of the alternative limitation occurs with respect to two or more plans or arrangements maintained by an Employer, it will be corrected by first reducing the actual deferral percentage, then the actual contribution percentage, and then a combination of these two methods.

4.5                               Contributions Not Contingent on Profits.

As described in Section 1.4, a portion of this Plan is designated as a profit sharing plan under Section 401(a) of the Code.  However, payment by an Employer of contributions to the Plan will not be contingent upon the existence of current or accumulated profits of the Employer.

4.6                               Limitations on Annual Account Additions.

(a)                                  Annual Account Addition.  “Annual Account Addition” means for any Participant for any Plan Year, which will also be the limitation year, the sum of—

(1)                                  Employer contributions made for the Participant under any qualified defined contribution plan for the Plan Year (including any amounts refunded to the Participant or forfeited pursuant to Section 4.4);

(2)                                  the Participant’s contributions to any qualified defined contribution plan for the Plan Year;

(3)                                  forfeitures allocated to the Participant under any defined contribution plan for the Plan Year; and

(4)                                  contributions allocated on the Participant’s behalf to any individual medical account within the meaning of Section 415(l)(2) of the Code or attributable to medical benefits allocated to an account established under Section 419A(d) of the Code.

“Any defined contribution plan” means all defined contribution plans of the Company and Affiliates considered as one plan.

A Rollover Contribution pursuant to Section 4.7 will not be included as part of any Participant’s Annual Account Addition.

(b)                                 Limitation.  A Participant’s Annual Account Addition for any Plan Year will not exceed the lesser of—

(1)                                  $30,000 (as adjusted by the Secretary of the Treasury under Section 415(d) of the Code) and, for limitation years beginning on or after January 1, 2002, $40,000 (as adjusted by the Secretary of the Treasury under Section 415(d) of the Code); or

(2)                                  25 percent of the Participant’s Compensation for the Plan Year.

(c)                                  Additional Limitation.  If in any Plan Year beginning prior to January 1, 2000, a Participant is covered both under any defined contribution plan and under any defined benefit plan, the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) for the Plan Year shall not exceed one.  It is intended that the contributions under any defined contribution plan will be reduced to the extent necessary to prevent the sum of those fractions for any Plan Year from exceeding one before reducing benefits payable under any defined benefit plan.  “Any defined benefit plan” means all defined benefit plans of the Company and Affiliates considered as one plan.

(d)                                 Reduction in Annual Account Additions.  If in any Plan Year a Participant’s Annual Account Addition exceeds the limitation determined under Subsection (b) above, the excess will not be allocated to the Participant’s accounts in any defined contribution plan but shall be handled in the following manner and order until the excess is eliminated:

(1)                                  the Participant’s portion of the allocation of Employee After-Tax Contributions or any part thereof will be refunded to the Participant;

(2)                                  the Participant’s portion of the allocation of Profit Sharing Contributions or any part thereof will be placed in a suspense account;

(3)                                  the Participant’s portion of the allocation of Deferred Compensation Contributions or any part thereof will be refunded to the Participant; and

(4)                                  the Participant’s portion of the allocation of Employer Matching Contributions or any part thereof will be placed in a suspense account.

The amount held in a suspense account that is attributable to contributions of an Employer will be used to reduce contributions by that Employer for the next following Plan Year.

A suspense account shall share in the gains and losses of the Trust Fund on the same basis as other Accounts.

The above reductions shall be applied to this Plan first, and thereafter to any other defined contribution plan.

4.7                               Rollover Contributions.

An Eligible Employee of an Employer may, in accordance with procedures approved by the Plan Administrator, contribute the following amounts to the Plan:

(a)                                  part or all of a distribution or proceeds from a sale of distributed property that qualifies as an “eligible rollover distribution” from a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, less any amounts considered to be employee after-tax contributions; or

(b)                                 a distribution from an individual retirement account or annuity, the entire amount of which is from a source described in (a) above.

Such a contribution must be paid over to the Trustee (or transferred directly from a prior plan) on or before the sixtieth day after receipt by the Eligible Employee of the distribution and shall be held in the trust under this Plan as a completely separate account in the name of the Eligible Employee whose interest is being held.  That account shall be fully vested and nonforfeitable.

4.8                               Contributions During Period of Military Leave.

Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

4.9                               ADP/ACP Safe Harbor.

(a)                                  The Plan is intended to satisfy the actual deferral percentage test contained in Section 4.4(b) of the Plan and, with respect to Employer Matching Contributions, the actual contribution percentage test contained in Section 4.4(c) of the Plan, respectively, by meeting the requirements of the design-based safe harbors contained in Section 401(k)(12) and 401(m)(11) of the Code.

(b)                                 If the Plan’s definition of “Compensation” fails to satisfy the nondiscrimination requirements of Treasury Regulation § 1.414(s)-1(d)(3) for a Plan Year, for purposes of this Section 4.9 the amount of the Compensation of each of the Participants described below for the Plan Year shall be increased in incremental and successive amounts under the following leveling method:

(1)                                  The Compensation of the Safe Harbor NHCE with the highest Excluded Bonus Percentage shall be increased by the lesser of the amount necessary for either (A) the Plan’s definition of “Compensation” to pass the nondiscrimination test described in this Section 4.9(b) for the Plan Year or (B) his Excluded Bonus Percentage to equal the Excluded Bonus Percentage of the Safe Harbor NHCE with the next highest Excluded Bonus Percentage; and

(2)                                  The process described in Subsection 4.9(b)(1) shall be repeated until the Plan’s definition of “Compensation” passes the nondiscrimination test described in this Section 4.9(b) for the Plan Year.

(c)                                  Each Safe Harbor NHCE whose Compensation is increased pursuant to Subsection 4.9(b) for a Plan Year will be entitled to an additional Employer Matching Contribution for the Plan Year equal to the excess of:

(1)                                  The Employer Matching Contribution that he would be entitled to receive under Subsection 4.3(a) if the amount of his Deferred Compensation Contributions was deemed to be equal to the product of (A) the percentage determined by dividing the amount of his Deferred Compensation Contributions by his Compensation (as determined without regard to this Section 4.9) multiplied by (B) his Compensation (as recalculated under this Section 4.9), over

(2)                                  The actual amount of Employer Matching Contributions made for him pursuant to Subsection 4.3(a).

(d)                                 For purposes of this Section 4.9, the following terms shall be defined as follows:

(1)                                  The term “Safe Harbor NHCE” shall mean, for any Plan Year, a Participant who received an Employer Matching Contribution pursuant to Subsection 4.3(a) and who is not a Highly Compensated Employee.

(2)                                  The term “Excluded Bonus Percentage” shall mean the percentage equal to (A) the amount of the Participant’s bonus for the Plan Year, to the extent not included in his Compensation, divided by (B) his Compensation for the Plan Year, determined without regard to any compensation exclusions.

(e)                                  For each Plan Year that the Plan satisfies the actual contribution percentage test pursuant to the safe harbor contained in Section 401(m)(11) of the Code, Section 4.4(c) shall apply only with respect to Employee After-Tax Contributions and shall be interpreted accordingly.

4.10                        Profit Sharing Contributions.

(a)                                  Balanced Profit Sharing Contributions.  Each Employer may, in its discretion, make a Balanced Profit Sharing Contribution to the Plan for a Plan Year in an amount determined by the Company.  Any Balanced Profit Sharing Contribution made by an Employer for a Plan Year shall be allocated among Balanced Program Employees (as defined in Subsection 4.10(c) below) who are employed with the Employer as Balanced Program Employees on the last day of the Plan Year.  The allocable share of each such Balanced Program Employee shall be in the ratio which his Profit Sharing Earnings (as defined in Subsection 4.10(c) below) bears to the aggregate of such Profit Sharing Earnings for all such Balanced Program Employees.

(b)                                 Investor Profit Sharing Contributions.  Each Employer may, in its discretion, make an Investor Profit Sharing Contribution to the Plan for a Plan Year in an amount determined by the Company.  Any Investor Profit Sharing Contribution made by an Employer for a Plan Year shall be allocated among Investor Program Employees (as defined in Subsection 4.10(c) below) who are employed with the Employer as Investor Program Employees on the last day of the Plan Year.  The allocable share of each such Investor Program Employee shall be in the ratio which his Profit Sharing Earnings (as defined in Subsection 4.10(c) below) bears to the aggregate of such Profit Sharing Earnings for all such Investor Program Employees.

(c)                                  Definitions.

(1)                                  “Balanced Program Employee” means an Eligible Employee who for the Plan Year participates in a defined benefit plan maintained by the Employer and is covered under such defined benefit plan by a cash balance formula described as the “balanced formula” under such defined benefit plan.

(2)                                  “Investor Program Employee” means an Eligible Employee who for the Plan Year participates in a defined benefit plan maintained by the Employer and is covered under such defined benefit plan by a cash balance formula described as the “investor formula” under such defined benefit plan.

(3)                                  “Profit Sharing Earnings” means, with respect to any Employee for any period of reference, the sum of the Employee’s:  (a) Base Salary or Base Wage, (b) Overtime Pay, (c) Shift Premiums, (d) Work Schedule Recognition Pay, (e) Holiday Premiums, (f) Accrued Vacation Pay, (g) Performance Lump Sum Pay, and (h) Annual Performance Cash Awards.  “Earnings” does not include (a) reimbursements or other expense allowances, (b) fringe benefits (cash and noncash) other than those named in the preceding sentence, (c) moving and relocation expenses, (d) deferred compensation, (e) welfare benefits, (f) Long-Term Performance Awards, (g) Executive Individual Incentive Awards, (h) other forms of compensation or remuneration that are not specifically named in the preceding sentence, or (i) any payments received by an Employee from any Affiliate that is not an Employer.  Notwithstanding any other provision of the Plan to the contrary, Profit Sharing Earnings with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Profit Sharing Contributions shall be disregarded in determining the amount of the Employee’s allocable share.  For purposes of this paragraph (3):

(A)                              “Base Salary” means, with respect to an Employee whose pay is customarily computed on a salaried basis, and whose employment is not subject to the Fair Labor Standards Act of 1938, as amended from time to time, and interpretive rulings and regulations thereunder (“FLSA”) overtime and recordkeeping provisions (“Exempt Employee”), the monthly base salary received as remuneration for services performed for the relevant period, exclusive of any allowances, premiums, bonuses, overtime, or other forms or types of compensation.

(B)                                “Base Wage” means, with respect to an Employee whose pay is customarily computed on an hourly, weekly, or bi-weekly basis, and whose employment is subject to FLSA overtime and recordkeeping provisions (“Non-Exempt Employee”), the hourly base rate of pay received as remuneration for services performed for the relevant period, exclusive of any allowances, premiums, bonuses, overtime, or other forms or types of compensation, multiplied by his hours worked during the applicable period.

(C)                                “Overtime Pay” means, with respect to an Employee, the compensation received as remuneration consistent with the requirements of the FLSA, or for services performed for the relevant period for hours worked beyond the Employee’s regularly scheduled work hours pursuant to the Employer’s applicable policy.

(D)                               “Shift Premiums” means, with respect to a Non-Exempt Employee, the compensation received as a premium for services performed for the relevant period for working a shift other than the Employer’s regular day shift pursuant to the Employer’s applicable policy.

(E)                                 “Work Schedule Recognition Pay” means, with respect to an Exempt Employee, the compensation received as remuneration for services performed for the relevant period for working a shift other than the Employer’s regular day shift pursuant to the Employer’s applicable policy.

(F)                                 “Holiday Premiums” means, with respect to a Non-Exempt Employee, the compensation received as a premium for services performed for the relevant period for working on a holiday recognized by the Employer pursuant to its applicable policy.

(G)                                “Accrued Vacation Pay” means, with respect to an Exempt Employee or a Non-Exempt Employee, the compensation received at his severance from service for unused accrued vacation pursuant to the Employer’s applicable policy.

(H)                               “Performance Lump Sum Pay” means, with respect to an Exempt Employee or a Non-Exempt Employee, the compensation received as remuneration based upon the Employee’s performance when the Employer’s applicable merit pay policy would otherwise preclude a performance based increase.

(I)                                    “Annual Performance Cash Award” means, with respect to an Employee, the cash award received by the Employee under the provisions of an Employer’s annual bonus or incentive pay plan or program, including, but without limitation because of enumeration, the Cinergy Annual Incentive Plan, the Cinergy Non-Union Employees’ Incentive Plan, or any successor plan.

(J)                                   “Long-Term Performance Awards” means, with respect to an Employee, the cash or stock-based award received by the Employee pursuant to the provisions of an Employer’s long-term bonus or incentive pay plan or program, including, but without limitation because of enumeration, the Cinergy Performance Shares Plan or the Cinergy 1996 Long-Term Incentive Compensation Plan.

(K)                               “Executive Individual Incentive Awards” means, with respect to an Employee, any cash or stock-based award (other than Annual Performance Cash Awards) received by a Highly Compensated Employee pursuant to the terms of any individualized bonus or incentive pay plan or program, including, but without any limitation because of enumeration, any retention or signing bonus.

(d)                                 Contributions of Cinergy Stock.  Profit Sharing Contributions may be made in cash or in shares of Cinergy Stock.  Contributions in shares of Cinergy Stock will be determined by dividing the amount of the Profit Sharing Contribution determined under (a) or (b) by the closing price of Cinergy Stock on the New York Stock Exchange for the date the Profit Sharing Contributions are made to the Trust.  The Company may use either authorized and unissued shares of Common Stock, treasury shares or shares of Common Stock acquired on the open market, in private transactions or otherwise, or a combination of the foregoing, for purposes of making Profit Sharing Contributions.

ARTICLE 5.

VESTING IN ACCOUNTS

5.1                               All Accounts Except Profit Sharing Contributions Account.

A Member shall at all times be fully vested and have a nonforfeitable interest in his After-Tax Contributions Account, Deferred Compensation Contributions Account, Employer Match Account, ESOP Transfer Account, Matching Contributions Account and Rollover Contributions Account.

5.2                               Profit Sharing Contributions Account.

A Member shall be fully vested and have a nonforfeitable interest in his Profit Sharing Contributions Account upon the earlier of (i) completion of three Years of Service or (ii) after reaching age 65 while an Employee.

5.3                               Forfeitures.

Upon a Member’s termination of employment for any reason, including retirement, death, Disability or other termination of employment, the Member’s Profit Sharing Account shall be distributable as provided in Article 6.  If the value of the vested portion of the Member’s Account is zero, the Member shall be deemed to have received a distribution of his Account as of the Member’s termination of employment.  If the Member receives a distribution of the entire vested portion of his Account or is deemed to have received a distribution, the non-vested portion of the Member’s Profit Sharing Contributions Account shall be forfeited and treated as a forfeiture upon such distribution or deemed distribution.  If the Member does not receive (or is not deemed to have received) a distribution of the entire vested portion of his Account prior to a Period of Severance of five years, the non-vested portion of the Member’s Profit Sharing Account shall be forfeited and treated as a forfeiture upon the Member having a Period of Severance of five years.  Any forfeitures (as adjusted for interim gains or losses) shall be used to reduce the amount of contributions required to be made by the Employer under the Plan (and any such forfeitures shall be allocated in the manner that the contributions that would have been made by the Employer but for this provision would have been allocated) or if the Company elects not to use the forfeitures to reduce the amount of contributions required by the Employer, then to pay expenses incurred in the administration of the Plan.  A Member or former Member who forfeited his Profit Sharing Contributions Account in accordance with this Section 5.3 prior to a Period of Severance of five years and who again becomes an Employee shall have his forfeited amounts (without adjustment for interim gains or losses) recredited to a new Profit Sharing Contributions Account in his name if and only if his Years of Service for the period prior to his termination of employment is aggregated with his Years of Service following reemployment in accordance with Subsection 2.1(ll).

ARTICLE 6.

DISTRIBUTIONS AND WITHDRAWALS

6.1                               Distribution Upon Retirement, Death, Disability, or Other Termination of Employment.

Upon a Member’s termination of employment for any reason, including retirement, death, Disability or other termination of employment, the vested amount of the Member’s Account will be distributable to the Member, or to the Member’s Beneficiary in case of the Member’s death.  For purposes of the Plan, the Member’s Beneficiary is the surviving spouse and will receive the vested amount of the Member’s Account unless the spouse consents to the designation of another Beneficiary or Beneficiaries as described in Section 14.1.

The Account will be determined as of the Valuation Date coincident with the date of distribution and will be distributed as provided in Sections 6.3 and 6.4 (and, if applicable, Section 5.3).

6.2                               Commencement of Distributions.

(a)                                  Except as provided in Subsection (f), if a Member did not reach age 70 1/2 before January 1, 1999, the vested portion of the Member’s Account balance will be distributed commencing not later than April 1 of the year following the later of—

(1)                                  the calendar year in which the Member reaches age 70 1/2; or

(2)                                  the calendar year in which the Member retires.

If a Member reaches age 70 1/2 on or after January 1, 1997, but before January 1, 1999, distribution of the vested portion of the Member’s Account balance must commence by April 1 of the calendar year following the calendar year in which he reaches age 70 1/2 unless he elects to defer commencement of the distribution until a date no later than April 1 of the calendar year following the calendar year in which the Member retires.

(b)                                 If the vested portion of the Member’s Account to be distributed pursuant to Section 6.1 does not exceed $5,000 (or such higher amount as may be permitted under applicable law or regulation), then the distribution will be made as soon as practicable following termination of employment.  If the value of the vested portion of the Member’s Account exceeds $5,000 (or such higher permitted amount), then the distribution will be made as of any Valuation Date elected by the Member, subject to (a) through (g).

(c)                                  A Member who has terminated employment may elect to commence distribution of his Accounts in accordance with rules prescribed by the Plan Administrator. Unless the Member elects otherwise, distribution of the vested portion of a Member’s Account will begin not later than the sixtieth day after the close of the Plan Year in which occurs the latest of—

(1)                                  the Member’s sixty-fifth birthday;

(2)                                  the tenth anniversary of the Plan Year in which the Member began participation in the Plan; or

(3)                                  the Member’s termination of employment with the Employer and all Affiliates.

(d)                                 Except as otherwise provided in Section 6.3, if a Member dies after the Member’s termination of employment but prior to receiving the full distribution of the vested portion of the Member’s Account to which the Member is entitled under this Article 6, any unpaid balance of the vested portion of the Member’s Account at the time of the Member’s death will be distributed to the Member’s Beneficiary in a lump sum, as soon as practicable after the Member’s death.

(e)                                  All distributions under this Plan will be made in accordance with Section 401(a)(9) of the Code.  Provisions of the Plan regarding payment of distributions will be interpreted and applied in accordance with Section 401(a)(9) of the Code and interpretive regulations, including proposed regulation 1.401(a)(9)-2, which will supersede any contrary provisions of the Plan.  With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary.  This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) of the Code or such other date specified in guidance published by the Internal Revenue Service.

(f)                                    In the case of a Member who is a “5-percent owner” (as defined in Section 401(a)(9)), in no event may the distribution of the Member’s benefits commence later than April 1 of the calendar year following the year in which the Member attains age 70 1/2, regardless of whether the Member has terminated employment.

(g)                                 Amounts payable under the Plan shall continue to be maintained and adjusted under Sections 8.3 and 8.4 pending payment.

(h)                                 Each Participant shall have the right to elect to receive a distribution of the Participant’s Account commencing not later than one year after the end of the Plan Year (i) during which the Participant terminates employment or he incurs a Disability, or (ii) which is the fifth Plan Year following the Plan Year during which the Participant terminates employment for any other reason unless the Participant is reemployed by an Employer before such time.

6.3                               Method of Distribution.

(a)                                  General.  Except as otherwise provided in (b), all distributions will be in a lump sum.  Distributions of amounts invested in the Cinergy Stock Fund may be in shares of Cinergy Stock (with fractional shares in cash), if requested by the Member or Beneficiary.  Distributions of all other amounts will be in cash.  Amounts payable under the Plan will continue to be maintained and adjusted under Sections 8.3 and 8.4 pending payment.  Notwithstanding the foregoing, if the charter or bylaws of the Company or an Affiliate restrict the ownership of substantially all outstanding shares of Cinergy Stock to current Employees and the Trust, the distribution of the portion of a Participant’s Account invested in the Cinergy Stock Fund may be made entirely in cash without granting him the right to demand distribution in Cinergy Stock.

(b)                                 Installment Payments.  Each Participant may elect to receive a distribution in substantially equal annual installments over a period not exceeding 10 years.  The period also will not exceed the greater of the Member’s life expectancy or the joint and survivor life expectancy of the Member and the Member’s Beneficiary, as of the date payments commence.  The amount of each payment will be determined by dividing the value of the vested portion of the Member’s Account as of the Valuation Date of the payment by the remaining number of annual installments.

(c)                                  Distributions to Beneficiaries.  If a Member dies after commencement of installment payments, remaining installments will be paid to the Member’s

Beneficiary.  In lieu of continuing installment payments, the Beneficiary may elect to have the remaining Account balance paid in a lump sum.

If a Member dies prior to commencement of distribution of his Account, and the value of the vested portion of his Account balance exceeds $5,000, the Member’s Beneficiary may elect to receive distribution of the vested portion of the Member’s Account in a lump sum or in annual installments over a period not exceeding the greater of ten years or the Beneficiary’s life expectancy as of the date payments commence.  Benefits will either:

(1)                                  be completely distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death; or

(2)                                  be paid in annual installments, as described above, commencing on a date elected by the Beneficiary, but not later than—

(A)                              December 31 of the calendar year in which the Member would have attained age 70 1/2, if the Beneficiary is the Member’s spouse; or

(B)                                December 31 of the calendar year containing the fifth anniversary of the Member’s death.

The amount of each payment will be determined by dividing the value of the vested portion of the Member’s Account as of the Valuation Date of the payment by the remaining number of installments.

(d)                                 Direct Rollovers.  A Member or a Member’s spouse entitled to a distribution under the Plan, or a Member entitled to a withdrawal distribution under Section 6.6 (and for Plan Years commencing prior to January 1, 2000, Section 6.4), may elect to have all or part of the otherwise taxable portion of the distribution transferred directly from the Trust Fund to an “eligible retirement plan.”

For purposes of this provision, an “eligible retirement plan” means an individual retirement account, an individual retirement annuity other than an endowment contract, or in the case of a Member (but not a Member’s spouse), a defined contribution plan qualified under Section 401(a) of the Code (and funded under a trust that is qualified under Section 501(a) of the Code) that accepts rollover contributions.

This provision shall not apply to any distribution the taxable amount of which is less than $200 or to any other distribution that is not an “eligible rollover distribution” within the meaning of Section 401(a)(31)(C) of the Code.

6.4                               Hardship Withdrawals.

A Participant may apply for a hardship withdrawal from the Participant’s Deferred Compensation and Rollover Accounts.  A hardship withdrawal shall only be made if the Plan Administrator determines under nondiscriminatory and objective standards established for that purpose, that the withdrawal is necessary to satisfy one of the following financial needs:

(a)                                  payment of medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant’s spouse, or any dependents of the Participant and not covered by insurance;

(b)                                 purchase (excluding mortgage payments) of a principal residence of the Participant;

(c)                                  payment of tuition and room and board for the next year of post-secondary education (i.e., education requiring a high school diploma as a prerequisite) for the Participant, or the Participant’s spouse, children, or other dependents;

(d)                                 the need to prevent the eviction of the Participant from the principal residence or foreclosure on the mortgage of the Participant’s principal residence;

(e)                                  funeral expenses of a member of the Participant’s immediate family; and

(f)                                    any other circumstances which the Commissioner to the Internal Revenue Service, through the publication of revenue rulings, notices and other guidance of general applicability, may from time to time designate as a deemed immediate and heavy financial need as provided in Treasury Regulation Section 1.401-1(d)(2)(iv)(C).

The amount necessary to satisfy such a financial need includes an amount necessary to pay income taxes and penalties reasonably anticipated to result from the withdrawal.

A hardship withdrawal will be deemed necessary to satisfy such a financial need if the Plan Administrator determines under nondiscriminatory and objective standards established for that purpose, that the following requirements are met:

(1)                                  the distribution does not exceed the amount of the financial need;

(2)                                  the Participant has previously obtained all other distributions (including dividend distributions, if available, pursuant to Section 14.9(e) of the Plan) and nontaxable loans currently available from the Employer’s plans;

(3)                                  the financial need cannot be satisfied from other sources reasonably available to the Participant, including resources of the Participant’s spouse and minor children;

(4)                                  all plans maintained by the Employer suspend all elective contributions and employee contributions by or on behalf of the Participant for the 12-month period

(6-month period for distributions following December 31, 2001) following receipt of the hardship distribution; and

(5)                                  For calendar years beginning before January 1, 2002, Deferred Compensation Contributions (if any) made by the Participant for the Plan Year during which the suspension in (4) above ends shall not, when aggregated with Deferred Compensation Contributions in the Plan Year the suspension begins, exceed the limitation imposed under Section 402(g) of the Code.

That portion of a hardship distribution made from the Participant’s Deferred Compensation Contributions Account may be made only from Deferred Compensation Contributions.  Such a distribution may not include any earnings credited to the Deferred Compensation Contributions Account.

No withdrawal may be made from a Participant’s Account in an amount that would cause any outstanding loan to the Participant to violate Subsection 6.5(c).

6.5                               Loans.

Each Participant, and to the extent required under applicable regulations, each former Participant who is a ‘party-in-interest’ as defined under Section 3(14) of ERISA, may, with the approval of the Plan Administrator, borrow amounts from the Participant’s Deferred Compensation Contributions Account, ESOP Transfer Account, or Rollover Contribution Account.  Approval of loans will be made in accordance with the provisions of this Section and uniform and nondiscriminatory standards and policies adopted and interpreted by the Plan Administrator.

No more than two loans will be outstanding to a Participant at any time.

Each request for a loan will be submitted in a manner prescribed by the Plan Administrator.  Each loan will be made as soon as administratively possible following loan approval.  The Plan Administrator may require that a request for a loan be submitted within a certain period of time prior to a proposed loan date.

Each loan will be secured by a pledge of not more than 50 percent of the vested and nonforfeitable portion of the Participant’s Account.

The terms of the loan will be determined under uniform and nondiscriminatory standards and policies adopted by and interpreted by the Plan Administrator, subject to the following conditions:

(a)                                  The term of a loan will not extend beyond 54 months.

(b)                                 A loan will bear a commercially reasonable rate of interest, which will not be less than the rates being charged at the time a loan is made by entities in the business of making loans of similar type and kind.

(c)                                  The amount of the loan (when added to the outstanding balance of all other loans to the Participant from the Participant’s Account) will not exceed the lesser of —

(1)                                  $50,000, reduced by the excess (if any) of —

(A)                              the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the loan was made, over

(B)                                the outstanding balance of loans from the Plan on the date the loan is made; or

(2)                                  50 percent of the vested and nonforfeitable portion of the Participant’s Account at the relevant time.

(d)                                 A loan will be evidenced by a promissory note, in such form and containing such terms and conditions as the Plan Administrator from time to time directs.

(e)                                  Payments of principal and interest will be made by approximately equal payments on a basis that would permit the loan to be levelly amortized over its term.  Payments by former Participants who are ‘parties-in-interest’ will be made at least quarterly.

(f)                                    Appropriate disclosure will be made pursuant to the Truth in Lending Act to the extent applicable.

(g)                                 Amounts of principal and interest received on a loan will be credited to the Participant’s Account using the Participant’s current investment election, and the outstanding loan balance will be considered an investment of the assets of the Account.

(h)                                 Loans will be made on a pro rata basis from the available funds of each of the Investment Funds in which the Participant’s Account is invested at the time the loan is made.  Repayments will be credited to the Participant’s Account in accordance with the Participant’s investment elections in effect at the time of repayment.

(i)                                     In the event that a distribution under this Article 6 (other than a withdrawal under Section 6.6) becomes payable before the loan is repaid in full, the unpaid principal and interest will become due and payable, and the Plan will first satisfy the indebtedness from the amount in the Participant’s Account before making any payments to the Participant or to a Beneficiary.

(j)                                     Reasonable loan set-up and/or maintenance fees may be charged to the Member’s Account with respect to each loan made to the Member by the Plan, as established by the Plan Administrator.

(k)                                  Payroll deductions used to repay a Participant’s loan may not be discontinued by the Participant except upon order of a federal Bankruptcy Court having jurisdiction over the Participant.  Any defaulted loan will be considered outstanding to the Participant for all purposes until the loan is repaid in full.

The Plan Administrator may establish other nondiscriminatory rules relating to loans made under this section.

In the exercise of the discretion conferred upon the Plan Administrator in this section, all Participants under similar circumstances will be treated alike, and the provisions of this Section will not be utilized in any manner to discriminate in favor of Highly Compensated Employees.

6.6                               Other Withdrawals Prior to Termination of Employment.

(a)                                  Withdrawals At or After Age 59 1/2.  A Participant who has attained age 59 1/2 may withdraw any or all of the vested portion of the balance in his Account in accordance with procedures established by the Plan Administrator.  Such withdrawals shall be made in a lump sum and will be elected in accordance with rules established for that purpose by the Plan Administrator.

No withdrawal will be made under this Section in an amount that would cause any outstanding loan to the Participant to violate Section 6.5.

(b)                                 Withdrawals of After-Tax Contributions.  A Participant may elect to withdraw any or all of the balance in the Participant’s Employee After-Tax Contributions Account in accordance with procedures established by the Plan Administrator.  Withdrawals shall be made in a lump sum and shall be elected in accordance with rules established for such purpose by the Plan Administrator.

6.7                               Withholding Taxes.

An Employer may withhold from a Member’s compensation and the Trustee may withhold from any payment under this Plan any taxes required to be withheld with respect to contributions or benefits under this Plan and such sum as the Employer or Trustee may reasonably estimate as necessary to cover any taxes for which they may be liable and that may be assessed with respect to contributions or benefits under this Plan.

ARTICLE 7.

INVESTMENT ELECTIONS

7.1                               After-Tax, Deferred Compensation, Employer Match, ESOP Transfer, and Rollover Contribution Accounts.

(a)                                  Investment of Contributions.  Each Participant may elect to have the After-Tax, Deferred Compensation, and Rollover Contributions made on the Participant’s behalf invested in any one or more of the Investment Funds in accordance with procedures established by the Plan Administrator.

(b)                                 Investment Transfers.  Each Member may elect as of any date to have the assets in the Member’s ESOP Transfer, Employer Match, After-Tax, Deferred Compensation, and Rollover Contributions Accounts reallocated among the Investment Funds in accordance with procedures established by the Plan Administrator.

(c)                                  Investment Elections.  Each Participant may make the elections described in Subsection (a) by making an election with the Plan Administrator upon becoming a Participant; provided, however, that each Participant who commences participation as of his Employment Commencement Date will have his Deferred Compensation Contributions automatically deposited in one or more Investment Funds selected by the Plan Administrator and in accordance with procedures established by the Plan Administrator.

(d)                                 Transfer of Assets.  The Plan Administrator shall cause the transfer of moneys or other property from the appropriate Investment Fund to the other Investment Fund as may be necessary to carry out the aggregate transfer transactions elected by the Members, in accordance with uniform rules therefor established by the Plan Administrator.

(e)                                  Investments in the Cinergy Stock Fund.  The Company may use either authorized and unissued shares of Cinergy Stock, treasury shares or shares of Cinergy Stock acquired on the open market, in private transactions or otherwise, or a combination of the foregoing, for purposes of effecting a Member’s election to invest the Member’s ESOP Transfer, Employer Match, After-Tax, Deferred Compensation, and Rollover Contributions.

(f)                                    Initial Allocation of Deferred Compensation Contributions and Employee After-Tax Contributions.  Deferred Compensation Contributions and Employee After-Tax Contributions shall initially be allocated to the portion of the Plan that is not comprised of the ESOP Feature.  Thereafter, to the extent that a Member directs the investment of such contributions into the Cinergy Stock Fund pursuant to Article 7 of the Plan, such contributions shall be transferred to the ESOP Feature unless and until the Member directs otherwise pursuant to Article 7 of the Plan.

7.2                               Matching Contributions Account and Profit Sharing Contributions Account.

(a)                                  Investment of Contributions.  Employer Matching Contributions and Profit Sharing Contributions made to the Participant’s Accounts shall be invested in the Cinergy Stock Fund.

(b)                                 Investment Transfers.  Except as otherwise provided in this section, assets in the Member’s Matching Contributions Account and Profit Sharing Contributions Account will remain invested in the Cinergy Stock Fund until distributed under Article 6, and may not be reallocated among the Investment Funds.  A Member who has attained age 50 may reallocate assets in the Matching Contributions

Account and Profit Sharing Contributions Account among the Investment Funds, in accordance with the provisions of Subsection 7.1(b).  Without limitation with respect to the immediately preceding sentence, a Member may reallocate the assets in the Profit Sharing Account attributable to Profit Sharing Contributions (as adjusted for earnings and losses) that have been invested in the Cinergy Stock Fund for a period of at least three years among the Investment Funds, in accordance with the provisions of Subsection 7.1(b).

7.3                               Voting and Other Rights with Respect to Cinergy Stock.

(a)                                  General.  Each Member having an interest in the Cinergy Stock Fund shall have the right to direct the manner in which shares of Cinergy Stock held in such Fund shall be voted, and direct the manner in which all other rights appurtenant to such shares shall be exercised, as if the Member was the shareholder of record.

(b)                                 Provision of Information.  Prior to each annual or special shareholders’ meeting at which Cinergy Stock has voting rights, the Trustee shall cause to be furnished to each Member with an interest in the Cinergy Stock Fund a copy of the proxy solicitation materials with respect to the meeting.  The Trustee shall use its best efforts to timely distribute to each Member all information to be distributed to shareholders in connection with any tender or exchange offer with respect to Cinergy Stock.  The materials and/or information shall include any forms and instructions as may be necessary for the Member to direct the manner of voting on each matter to be brought before a meeting or to direct a response to a tender or exchange offer.

(c)                                  Voting or Tender of Shares.  Subject to the requirements of ERISA, the Trustee shall vote or tender Cinergy Stock corresponding to the interest of the Member in the Cinergy Stock Fund in accordance with the Member’s directions issued in accordance with the instructions provided under (b).  The Trustee shall vote or tender any Cinergy Stock with respect to which directions are not issued under this Section in the manner determined by the Trustee in the Trustee’s discretion.

ARTICLE 8.

ACCOUNTS AND RECORDS OF THE PLAN

8.1                               Accounts and Records.

The Accounts and records of the Plan shall be maintained by the Plan Administrator and shall accurately disclose the status of the Accounts of each Member or each Member’s Beneficiary in the Plan.

Each Member shall be advised from time to time, at least once quarterly during each Plan Year, as to the status of the Member’s Account.

8.2                               Trust Fund.

Each Member shall have an undivided proportionate interest in the Trust Fund, which shall be measured by the proportion that the market value of the Member’s Account bears to the total market value of all Accounts as of the date that the interest is being determined.

8.3                               Valuation and Allocation of Expenses.

As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund after first deducting any expenses that have not been paid by the Employers.  Unless paid by the Employers and subject to such limitations as may be imposed by applicable law, all costs and expenses incurred in connection with the general administration of the Plan and the Trust shall be chargeable to the Trust Fund.

8.4                               Allocation of Earnings and Losses.

As of each Valuation Date, the Plan Administrator, with the assistance of the Trustee, shall allocate the net earnings and gains or losses of each Investment Fund of the Trust Fund since the preceding Valuation Date to each Member’s Account in the same proportion that the market value of the Member’s Account in the Investment Fund bears to the total market value of all Members’ Accounts in the Investment Fund; and, for this purpose, the Plan Administrator shall adopt uniform rules that conform to applicable law and generally accepted accounting practices.  The foregoing shall not apply to the loan fund, which shall be accounted for separately so that interest on a Participant’s loan is credited solely to the Participant’s Account.

ARTICLE 9.

FINANCING

9.1                               Financing.

The Company shall enter into a Trust Agreement to implement and carry out the provisions of the Plan and to finance the benefits under the Plan.  All rights that may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement.  The Company may modify the Trust Agreement in accordance with the terms of that Agreement from time to time to accomplish the purposes of the Plan.

9.2                               Contributions.

The Employers shall make such contributions to the Trust Fund as are required by the provisions of the Plan, subject to the right of the Company to amend, modify, or terminate the Plan.

9.3                               Nonreversion.

No Employer shall have any right, title, or interest in the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to any Employer, except that if a contribution is made to the Trust Fund by an Employer by a mistake of fact, then the contribution may be returned to the Employer within one year after the payment of the contribution; and if any part or all of a contribution is disallowed as a deduction under Section 404 of the Code, then to the extent the contribution is disallowed as a deduction it may be returned to the Employer within one year after the disallowance.

9.4                               Rights in the Trust Fund.

Persons eligible for benefits under the Plan are entitled to look only to the Trust Fund for the payment of those benefits and have no claim against any Employer, the Plan Administrator, or any other person.  No person has any right or interest in the Trust Fund except as expressly provided in the Plan.

ARTICLE 10.

ADMINISTRATION

10.1                        Plan Administrator and Fiduciary.

The Benefits Committee will be the Plan Administrator of the Plan within the meaning of Section 3(16)(A) of ERISA, a fiduciary with respect to the Plan within the meaning of Sections 3(21)(A)(i) and (iii) of ERISA, and the named fiduciary under Section 402 of ERISA.  The Benefits Committee will consist of the number of members, not fewer than three, that is specified from time to time by the Board.  All members of the Benefits Committee will be Employees or officers of an Employer.

10.2                        Removal and Replacement of Benefits Committee Members.

The members of the Benefits Committee will serve at the pleasure of the Board and may be removed by the Board with or without cause.  Any vacancy among the members will be filled by the Board.  A Benefits Committee member will be deemed to be removed as of the date on which the Benefits Committee member becomes disqualified from membership on the Benefits Committee.  A member of the Benefits Committee may resign by delivering his written resignation to any other member of the Benefits Committee.  A resignation will become effective on the date specified in the instrument of resignation.

10.3                        Compensation and Expenses.

All reasonable expenses incurred in the administration of the Plan will be paid from the Trust Fund to the extent not elected to be paid by the Employers.  Such expenses will include any expenses incident to the administration of the Plan, including, but not limited to, fees of accountants, counsel, and other specialists.

10.4                        Delegation of Duties and Employment of Specialists.

The Benefits Committee may designate any person, subcommittee, or other entity to carry out any of its responsibilities under the Plan, in which case every reference herein made to the Benefits Committee will be deemed to mean or include the designee(s) as to matters within the designee’s jurisdiction.  Any such designation will be in writing and will be kept with the records of the Plan.  The Benefits Committee or its designee may authorize one or more of its members or any agent to execute or deliver any instrument or instruments on its behalf, and may employ such counsel, auditors, and other specialists, and such clerical, medical, actuarial, and other services as may be required to carry out the provisions of the Plan.  Those expenses shall be paid by the Trust to the extent not paid by the Employers.

10.5                        Administration.

The Benefits Committee shall be responsible for the administration of the Plan.  The Benefits Committee will have all powers necessary to carry out the provisions of the Plan and may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan’s business.  In making any such determination or rule, the Benefits Committee will pursue uniform policies as from time to time established by the Benefits Committee and will not discriminate in favor of or against any Member.  The Benefits Committee will have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan. The Benefits Committee will have discretionary authority to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with Plan administration, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision.  In exercising its rights under this Section to make findings of fact under the Plan, interpret the terms and provisions of the Plan, and determine all questions arising under the Plan or in connection with Plan administration, the Benefits Committee will be granted the fullest discretion permitted by law.  The Benefits Committee will make, or cause to be made, all reports or other filings necessary to meet both the reporting and disclosure requirements and other filing requirements of ERISA that are the responsibility of “plan administrators” under ERISA.  To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Benefits Committee will be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.  Notwithstanding any provision of the Plan to the contrary, during any conversion period, in accordance with procedures established by the Plan Administrator, the Plan Administrator may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited to, a Participant’s right to change his contribution election, a Member’s right to change his investment election and a Member’s right to borrow or withdraw from his Account or obtain a distribution for his Account.

10.6                        No Enlargement of Employee Rights.

Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discipline or discharge any Employee at any time.

10.7                        Appeals from Denial of Claims.

Claims for benefits under the Plan will be made in writing to the Plan Administrator or its designee.  If any claim for benefits under the Plan, or request for loan or hardship distribution under the Plan, is wholly or partially denied, the claimant will be given notice of the denial in writing within a reasonable period of time not to exceed 90 days after receipt of the claim, unless special circumstances require an extension of time for processing, in which case notification will be rendered as soon as possible, but not later than 180 days after the claim’s receipt.  If an extension of time for processing is required, written notice of the extension will be furnished to the claimant prior to the termination of the initial period.  The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render final notification.  Notice of the denial will be written in a manner calculated to be understood by the claimant and will include the following information:

(a)                                  the specific reasons for the denial;

(b)                                 specific reference to pertinent Plan provisions on which the denial is based;

(c)                                  a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is necessary; and

(d)                                 an explanation of the Plan’s claim review procedure.

Within 60 days after the claimant’s receipt of written notice of the claim’s denial, the claimant, or his duly authorized representative, may file a written request with the Benefits Committee requesting a full and fair review of the denial of the claimant’s claim for benefits.  In connection with the claimant’s appeal of the denial of his claim for benefits, the claimant may review pertinent documents in the Benefit Committee’s possession and may submit issues and comments in writing.  The Benefits Committee will make a decision on review promptly, but not later than the date of the meeting of the Benefits Committee that immediately follows the receipt of the claimant’s request for review, unless the request for review is filed within 30 days before the date of that meeting.  In that case, a decision will be made as soon as possible but not later than the date of the second Benefits Committee meeting following receipt of the request for review.  If special circumstances require a further extension of time for processing, a decision will be rendered not later than the third Benefits Committee meeting following receipt of the claimant’s request for review.  If an extension of time for review is required because of special circumstances, written notice of the extension will be sent to the claimant before the extension commences.  The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Benefits

Committee expects to render the final decision.  The decision on review will be in writing and written in a manner calculated to be understood by the claimant, and will set forth the specific reason or reasons for the decision and will contain specific references to the pertinent Plan provisions on which the decision is based.  If the decision on review is not furnished to the claimant within 60 days of receipt of the request for review, or within 120 days after its receipt if special circumstances required an extension of time, the claim will be deemed denied on review.

10.8                        Notice of Address and Missing Persons.

Each person entitled to benefits under the Plan must file with the Plan Administrator, in writing, the person’s post office address and each change of post office address.  Any communication, statement, or notice addressed to such a person at the latest reported post office address will be binding upon the person for all purposes of the Plan, and neither the Plan Administrator nor the Employers or Trustee shall be obliged to search for or ascertain the person’s whereabouts.  In the event that the person cannot be located, the Plan Administrator may direct that the benefit and all further benefits with respect to that person shall be discontinued, all liability for the payment thereof shall terminate and the balance in such Member’s Account shall be deemed a forfeiture; provided, however, that in the event of the subsequent reappearance of the Member or Beneficiary prior to termination of the Plan, the benefits that were due and payable and that the person missed shall be paid in a single sum and the future benefits due the person shall be reinstated in full.

10.9                        Data and Information for Benefits.

All persons claiming benefits under the Plan must furnish to the Plan Administrator or its designated agent such documents, evidence, or information as the Plan Administrator or its designated agent considers necessary or desirable for the purpose of administering the Plan; and a person must furnish such information promptly and sign such documents as the Plan Administrator or its designated agent may require before any benefits become payable under the Plan.

10.10                 Indemnity for Liability.

The Company shall indemnify each member of the Benefits Committee and each other individual who is directed by the Company to carry out responsibilities and duties imposed by the Plan against any and all claims, losses, damages, and expenses, including counsel fees, incurred by the individual and any liability, including any amounts paid in settlement with the Company’s approval, arising from the individual’s action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of that individual.  The Company shall pay the premiums on any bond secured under this Section and shall be entitled to reimbursement by the other Employers for their proportionate share.

10.11                 Effect of a Mistake.

In the event of a mistake or misstatement as to the eligibility, participation, or service of any Member, or the amount of payments made or to be made to a Member or Beneficiary, the Plan Administrator shall, if possible, cause to be withheld or accelerated or otherwise make adjustment of such amounts of payments as will in its sole judgment result in the Member or Beneficiary receiving the proper amount of payments under this Plan.

ARTICLE 11.

AMENDMENT AND TERMINATION

11.1                        Amendment and Termination.

(a)                                  The Company reserves the right to alter, amend, revoke, or terminate the Plan at any time.  The Board shall generally have the authority to adopt amendments; however, the Benefits Committee or the compensation committee of the Board may adopt any amendment to ensure the continued qualification of the Plan and Trust Fund under Sections 401(a) and 501(a) of the Code, to comply with the provisions of any federal statute or regulation impacting pension plans, to enhance the delivery of benefits to Members and Beneficiaries, to ease Plan administration, or to respond to the withdrawal of any Employer from the Plan. Notwithstanding the preceding sentence, no amendment by the Benefits Committee or the compensation committee of the Board shall substantially increase the cost of the Plan without the Board’s consent.  The Board, or any person or persons duly authorized by the Board, shall also have the right, authority, and power to terminate the Plan and to discontinue or suspend contributions to the Plan.

(b)                                 While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees, no Employer shall be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time.

(c)                                  Upon any termination of the Plan in its entirety, or with respect to any Employer, the Company shall give written notice thereof to the Trustee and any Employer involved.

(d)                                 Except as provided by law, upon any termination of the Plan, no Employer with respect to whom the Plan is terminated (including the Company) shall thereafter be under any obligation, liability, or responsibility whatsoever to make any contribution or payment to the Trust Fund, the Plan, any Member, any Beneficiary, or any other person, trust, or fund whatsoever, for any purpose whatsoever under or in connection with the Plan.

11.2                        Limitations on Amendments.

The provisions of this Article are subject to and limited by the following restrictions:

(a)                                  No amendment will operate either directly or indirectly to give any Employer any interest whatsoever in any funds or property held by the Trustee under the terms of this Plan or the Trust Agreement, or to permit the corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of Members or their Beneficiaries.

(b)                                 No such amendment will operate either directly or indirectly to deprive any Member of any portion of the Member’s vested and nonforfeitable interest or right to any “Section 411(d)(6) protected benefit” (as defined in Treasury regulation Section 1.411(d)–4) as of the time of such amendment.

(c)                                  No amendment will modify the vesting provisions of Article 5 unless the conditions of Section 411(a)(10) of the Code and Section 11.4 are met.

11.3                        Effect of Bankruptcy and Other Contingencies Affecting an Employer.

In the event an Employer terminates its connection with the Plan, or in the event an Employer is dissolved, liquidated, or is by appropriate legal proceedings adjudged a bankrupt, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, the Plan shall be terminated with respect to that Employer. The merger, consolidation, or reorganization of an Employer, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to that Employer by the Employer’s successor or by the purchaser of all or substantially all of the Employer’s assets, of a written instrument requesting that the successor or purchaser be substituted for the Employer and agreeing to perform all the provisions of this Plan that the Employer is required to perform.  Upon the receipt of that instrument, with the approval of the Company, the successor, or the purchaser will be substituted for that Employer under this Plan, and that Employer shall be relieved and released from any obligations of any kind, character, or description imposed upon it under the Plan or the Trust Agreement.

11.4                        Amendment of Vesting Schedule.

If the Plan is amended to provide a different vesting schedule, each person adversely affected—

(a)                                  who is a Participant during the election period below; and

(b)                                 who has completed at least three years of service

may elect to have the amendment disregarded in determining the vested percentage of the Participant’s Account.  That election must be in writing and delivered to the Plan Administrator within the election period.  Upon delivery, the Participant’s election will be irrevocable.  The election period begins on the date the amendment is adopted and ends 60 days after the latest of the date—

(a)                                  the amendment is adopted;

(b)                                 the amendment becomes effective; or

(c)                                  the Plan Administrator delivers a written notice of the amendment to the Participant.

No amendment to the Plan’s vesting schedule may decrease the vesting that any Member has earned as of the date of the amendment.

ARTICLE 12.

TOP-HEAVY PROVISIONS

12.1                        Application of Top-Heavy Provisions.

(a)                                  Single Plan Determination.  Except as provided in Subsection (b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Section 416 Accounts of all Employees and Beneficiaries (excluding former Key Employees), the Plan is top-heavy, and the provisions of this Article will become applicable.

(b)                                 Aggregation Group Determination.

(1)                                  If as of a Determination Date this Plan is part of an Aggregation Group that is top-heavy, the provisions of this Article will become applicable. Top-heaviness for the purpose of this Subsection shall be determined with respect to the Aggregation Group in the same manner as described in Subsection (a) above.

(2)                                  If this Plan is top-heavy under Subsection (a), but the Aggregation Group is not top-heavy, the Plan will not be top-heavy, and this Article will not apply.

(c)                                  Calculations.  The Plan Administrator will have responsibility to make all calculations to determine whether this Plan is top-heavy.

12.2                        Definitions.

(a)                                  “Aggregation Group” means this Plan and all other plans maintained by the Employers and nonparticipating Affiliates that cover a Key Employee and any other plan that enables a plan covering a Key Employee to meet the requirements of Section 401(a)(4) of the Code or Section 410 of the Code.  In addition, at the election of the Plan Administrator, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or nonparticipating Affiliate if the expanded Aggregation Group meets the requirements of Section 401(a)(4) of the Code and Section 410 of the Code.

(b)                                 “Compensation” means the Member’s compensation, salaries, and other amounts received for personal services rendered in the course of employment with Employers and nonparticipating Affiliates, including those items described in Treasury regulation 1.415–2(d)(1) and, for Plan Years commencing on or after January 1, 2001, amounts not includable in gross income under Section 132(f) of the Code.  The annual Compensation of each Member that may be taken into account under the Plan shall not exceed the first $160,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17)).

(c)                                  “Determination Date” means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined or, in the case of the first Plan Year of a new plan, the last day of that Plan Year.

(d)                                 “Key Employee” means a Member who is a “key employee,” as defined in Section 416(i) of the Code.  Any Employee who is not a Key Employee shall be a “non-Key employee” for purposes of applying this Article 12.

(e)                                  “Section 416 Account” means—

(1)                                  the amount credited as of a Determination Date to a Member’s or Beneficiary’s account, under the Plan and under any other qualified defined contribution plan that is part of an Aggregation Group (including amounts to be credited as of the Determination Date but that have not yet been contributed);

(2)                                  the present value of the accrued benefit credited to a Member or Beneficiary under a qualified defined benefit plan that is part of an Aggregation Group; and

(3)                                  the amount of distributions to the Member or Beneficiary during the five-year period ending on the Determination Date other than a distribution that is a tax-free Rollover Contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan that is maintained by an Employer or nonparticipating Affiliate;

reduced by—

(4)                                  the amount of Rollover Contributions (or similar transfers) and earnings thereon credited as of a Determination Date under the Plan or a plan forming part of an Aggregation Group that is attributable to a Rollover Contribution (or similar transfer) accepted after December 31, 1983, initiated by the Member and derived from a plan not maintained by an Employer or nonparticipating Affiliate.

The Account of a Member who was a Key Employee and who subsequently meets none of the conditions of Subsection (c) for the Plan Year containing the Determination Date is not a Section 416 Account and will be excluded from all computations under this Article. If a Member has not performed any services for an Employer or nonparticipating Affiliate during the five-year period ending on the Determination Date, any account of that Member (and any accrued benefit for that Member) will not be taken into account in computing top-heaviness under this Article.

12.3                        Minimum Contribution.

(a)                                  General.  If this Plan is determined to be top-heavy under the provisions of Section 12.1 with respect to a Plan Year, the sum of Employer contributions (excluding Employer Matching Contributions and Tax-Deferred Contributions) and forfeitures under all qualified defined contribution plans allocated to the accounts of each Member in the Aggregation Group who is not a Key Employee and is an Employee on the last day of the Plan Year will not be less than 3 percent of the Member’s Compensation.

(b)                                 Exception.  The contribution rate specified in Subsection (a) will not exceed the percentage at which Employer contributions and forfeitures are allocated under the plans of the Aggregation Group to the account of the Key Employee for whom that percentage is the highest for the Plan Year.  For the purpose of this Subsection (b), the percentage for each Key Employee shall be determined by dividing the Employer contributions (excluding Employer Matching Contributions and Tax-Deferred Contributions) and forfeitures for the Key Employee by the amount of the Key Employee’s Compensation for the year.

(c)                                  Multiple Plans.  If this Plan is determined to be top-heavy under the provisions of Section 12.1 with respect to a Plan Year, any Member who is a non-Key Employee covered under this Plan and under a defined benefit plan maintained by the Employers and nonparticipating Affiliates will receive a minimum contribution determined by substituting 5 percent for 3 percent in applying the provisions of Subsection (a).  However, no minimum contribution under this Section will be allocable to any non-Key Employee who participates in a defined benefit plan maintained by an Employer or nonparticipating Affiliate and who receives the minimum benefit described in Section 416(c)(1) of the Code under the defined benefit plan.

12.4                        Limit on Annual Additions: Combined Plan Limit.

(a)                                  General.  If this Plan is determined to be top-heavy under Section 12.1, Section 4.6 of this Plan will be applied by substituting 1.0 for 1.25 in applying the provisions of Section 415(e)(2) and (e)(3) of the Code.

The transitional rule of Section 415(e)(6)(B)(i) of the Code will be applied by substituting “$41,500” for “$51,875.”

(b)                                 Exception.  Subsection (a) will not apply if this Plan would not be top-heavy if “90 percent” is substituted for “60 percent” in Section 12.1, but in that case—

(1)                                  Subsection 12.3(a) will be applied by substituting “4 percent” for “3 percent”; and

(2)                                  Subsection 12.3(c) will be applied by substituting “7.5 percent” for “5 percent.”

(c)                                  Transitional Rule.  If, but for this Subsection (c), Subsection (a) would begin to apply with respect to the Plan, the application of Subsection (a) shall be suspended with respect to a Member so long as there are—

(1)                                  no Employer contributions, forfeitures, or voluntary nondeductible contributions allocated to the Member, and

(2)                                  no accruals under a qualified defined benefit plan for the Member.

(d)                                 Applicability.  Notwithstanding any provision of the Plan to the contrary, this Subsection 12.4 shall apply only in a Plan Year beginning prior to January 1, 2000.

12.5                        Collective Bargaining Agreements.

The requirements of Sections 12.3 and 12.4 will not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and an Employer or nonparticipating Affiliate if retirement benefits were the subject of good faith bargaining between the Employee representatives and the Employer or nonparticipating Affiliate.

ARTICLE 13.

PARTICIPATION IN AND WITHDRAWAL FROM THE PLAN BY AN EMPLOYER

13.1                        Adoption of the Plan.

With the Company’s consent, any Affiliate may become an Employer under the Plan and may elect by—

(a)                                  taking appropriate action to adopt the Plan;

(b)                                 filing with the Company a duly certified copy of the Plan as adopted by the Affiliate;

(c)                                  becoming a party to the trust agreement establishing the Trust Fund; and

(d)                                 executing and delivering documents and taking any other action as may be necessary or desirable to put the Plan into effect with respect to it.

13.2                        Withdrawal from Participation.

Any Employer may, with the Company’s consent, withdraw from participation in the Plan at any time by filing with the Company a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to the Company and the Trustee prior to the effective date of withdrawal.  Distribution may be implemented through continuation of the Trust Fund, or transfer to another trust fund exempt from tax under Section 501 of the Code, or to a group annuity contract qualified under Section 401 of the Code, or distribution may be made as an immediate cash payment in accordance with the directions of the Plan Administrator; provided, however, that no such action shall divert any part of the fund to any purpose other than the exclusive benefit of the Employees of that Employer.

13.3                        Company as Agent for Employers.

Each Affiliate that becomes a participating Employer pursuant to Section 13.1 by doing so will be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities conferred upon the Company by the terms of the Plan, including, but not limited to, the power to amend and terminate the Plan.  The Company’s authority to act as agent will continue unless and until that portion of the Trust Fund held for the benefit of Employees of the particular Employer and their beneficiaries are transferred or distributed pursuant to Section 13.2.  Each Employer will, from time to time, upon the Company’s request, furnish to the Company any data and information as the Company requires in the performance of its duties.

ARTICLE 14.

MISCELLANEOUS

14.1                        Beneficiary Designation.

(a)                                  Each Member may designate, on a form provided for that purpose by the Plan Administrator, a Beneficiary (which may be an entity other than a natural person) or Beneficiaries to receive the Member’s vested interest in the Plan in the event of the Member’s death, but the designation will not be effective for any purpose until it has been filed by the Member during the Member’s lifetime with the Plan Administrator.  The Member may, from time to time during the Member’s lifetime, on a form approved by and filed with the Plan Administrator, change the Member’s Beneficiary or Beneficiaries.

(b)                                 The Beneficiary of each Member who is married will be the Member’s surviving spouse, unless that spouse consents in writing to the designation of another Beneficiary or Beneficiaries.  The consent must specifically acknowledge the identity of the nonspousal Beneficiary, or must specifically acknowledge and waive the right to limit the consent to a specific Beneficiary.  Each married Member may, from time to time, change the Member’s designation of Beneficiaries; provided, however, that the Member may not change the Member’s

Beneficiary without the written consent of the Member’s spouse, unless the spouse’s prior consent expressly permits designations by the Member without any requirement of further consent by the spouse.  The consent of a Member’s spouse will be irrevocable unless and until the Member changes the Member’s designation of Beneficiaries.  Upon the divorce of a Member and the Member’s spouse, any designation of the spouse as the Member’s Beneficiary will be deemed to be revoked.

(c)                                  In the event that a Member fails to designate a Beneficiary, or if for any reason his designation is legally ineffective, or if all designated Beneficiaries predecease the Member or die simultaneously with the Member, distribution will be made to the Member’s spouse; or if none, to the Member’s children in equal shares; or if none, to the Member’s parents in equal shares; or if none, to the Member’s estate. If any such Beneficiary dies before receiving the distribution that would have been made to the Beneficiary had the Beneficiary not died, then, for the purposes of the Plan, the distribution that would have been received by the Beneficiary will be made to the Beneficiary’s estate.

(d)                                 The written consent described in Subsection (b) must acknowledge the effect of the election and must be witnessed by a notary public.

14.2                        Facility of Payment.

If any benefit under the Plan is payable to a person whom the Plan Administrator knows is a minor or otherwise under legal incapacity, the Plan Administrator or its designee may have the payment made to the legal guardian of that person or to such person or organization as a court of competent jurisdiction may direct.  To the extent permitted by law, any payment made under this Section shall be a complete discharge of any liability under the Plan to that person.

14.3                        Nonalienation.

Except as provided in Section 401(a)(13) of the Code, neither benefits payable at any time under the Plan nor the corpus or income of the Trust Fund will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process or encumbrance of any kind.  No payee may assign any payment due him under the Plan.  Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, will be void.  The Trust Fund will not in any manner be liable for, or subject to, the debts or liabilities of any Member, Beneficiary, or any other person entitled to any benefit.  However, the payment of benefits will be made in accordance with the applicable requirements of any qualified domestic relation order, as defined in Section 414(p) of the Code.  The Plan Administrator will establish procedures to determine whether domestic relations orders are “qualified domestic relations orders” and to administer distributions under qualified domestic relations orders.

In the event that a qualified domestic relations order provides for the payment of all or a portion of a Member’s Accounts to an alternate payee, distribution to the alternate payee may be made at any time specified in the order, irrespective of whether the Member has reached the earliest retirement age, as defined in Section 414(p) of the Code.  In the event that a qualified domestic relations order provides for the immediate payment of all or a portion of a Member’s Accounts to an alternate payee, distribution will be made pursuant to the order as soon as administratively feasible following the Plan Administrator’s determination that the order is a qualified domestic relations order.

14.4                        Applicable Law.

The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Ohio to the extent those laws have not been preempted by applicable federal law.

14.5                        Severability.

If a provision of this Plan will be held illegal or invalid, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included in this Plan.

14.6                        No Guarantee.

Neither the Plan Administrator, the Company, the Employers, nor the Trustee in any way guarantees the Trust Fund from loss or depreciation nor the payment of any money that may be or become due to any person from the Trust Fund.  Nothing contained in this Plan will be deemed to give any Participant, Member, or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and the Trust Agreement.

14.7                        Merger, Consolidation, or Transfer.

In the case of any merger or consolidation with, or transfer of assets and liabilities to any other plan, provisions will be made so that each Member will receive a benefit immediately after the merger, consolidation, or transfer (if the Plan had then terminated) that is equal to or greater than the benefit the Member would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

14.8                        Internal Revenue Service Approval.

The Company intends to obtain a ruling or rulings by the District Director of Internal Revenue that—

(a)                                  the Plan, as in effect from time to time, with respect to all Employers, meets the requirements of Section 401(a) of the Code; and

(b)                                 any and all contributions made by the Employers under the Plan are deductible for income tax purposes under Section 404(a) of the Code or any other applicable provisions of the Code.

14.9                        Special ESOP Provisions.

(a)                                  Right of First Refusal.

At any time at which Cinergy Stock ceases to be publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv), all shares held under the ESOP Feature distributed by the Trustee may, as determined by the Plan Administrator, be subject to a “right of first refusal.”  Such a “right” shall provide that prior to any subsequent transfer, the shares must first be offered in writing to the Trust, and then, if refused by the Trust, to the Company.  In the event that the proposed transfer constitutes a gift or other such transfer at less than fair market value, the price per share shall be the fair market value determined as of the Valuation Date coinciding with or immediately preceding the date offered to the Trust, or in the event of a proposed purchase by a prospective bona fide purchaser other than an Affiliate, the offer to the Trustee and the Company shall be at the greater of fair market value determined as of the Valuation Date coinciding with or immediately preceding the date offered to the Trust or at the price offered to be paid by the prospective bona fide purchaser; provided, however, that in the case of a purchase by the Trust from a disqualified person (as defined in Section 4975 of the Code) the price per share shall be determined as of the date of the purchase; and, provided, further, that the Trust shall not purchase any shares when the purchase price of such shares is in excess of fair market value.  The Trust or the Company, as the case may be, may accept the offer at any time during a period not exceeding fourteen days after receipt of such offer.  The right of first refusal shall lapse fourteen days after the security holder gives written notice to the Trust of its right of first refusal with respect to the shares.

(b)                                 Put Option.

At any time at which Cinergy Stock held under the ESOP Feature has ceased to be readily tradeable on an established securities market, a Participant or Beneficiary shall be granted at any such time that such shares are distributed to him, an option to “put” such shares to the Company; provided, however, that the Trust shall have the option to assume the rights and obligations of the Company at the time the “put” option is exercised.  Such “put” option shall provide that, for a period of 60 days (excluding any period during which the Company is prohibited from honoring the “put” option by applicable federal or state law) after such shares are distributed by the Trustee to a Participant or Beneficiary, the Participant or Beneficiary shall have the right to have the Company purchase such shares at their fair market value, and if the “put” option is not exercised within such 60-day period, it may be exercised within an additional period of 60 days during the Plan Year next commencing after the date such shares were distributed by the Trustee.  For purposes of this Section, fair market value shall be based on the fair market value determined as of the Valuation Date coinciding with or immediately preceding the date of exercise.  Such “put” option shall be exercised by notifying the Company in writing.  The terms of payment for the purchase of such shares shall be reasonable.  In the case of deferral of payment, adequate security and a reasonable rate of interest shall be provided for any credit extended, and cumulative payments as of any given date shall be no less than the aggregate of reasonable periodic payments as of such date.  Periodic payments shall be considered reasonable if annual installments, commencing within 30 days after the “put” is exercised, are substantially equal and if the payment period extends for not more than five years after the date the “put” is exercised; provided, however, that such period may be extended to a date no later than the earlier of ten years from the date the “put” is exercised or the date the proceeds of any loan used to acquire the shares subject to the “put” are entirely repaid.

(c)                                  Other Options.

Except as otherwise provided in this Section, no person may be required to sell shares held under the ESOP Feature to the Company, nor may the Trust enter into an agreement which obligates the Trust to purchase such shares at an indefinite time determined upon the happening of an event such as the death of a shareholder.

(d)                                 Nonterminable Protections and Rights.

Except as provided in this Section or as otherwise required by applicable law, no share held under the ESOP Feature may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by or when distributed from the Trust, whether or not the ESOP Feature ceases to be an employee stock ownership plan.  Moreover, if the Trustee holds or distributes any shares held under the ESOP Feature which are not readily tradeable on an established securities market when distributed or which cease to be so tradeable within the otherwise applicable “put” option periods, and the ESOP Feature ceases to be an employee stock ownership plan or the loan that financed the purchase of such shares is repaid, the “put” option described above shall be nonterminable with respect to such shares; provided, however, that in the case of such shares ceasing to be so tradeable within the otherwise applicable “put” option periods, the Company shall notify each distributee described above who is then holding any such shares in writing on or before the tenth day after the date the shares cease to be so tradeable that for the remainder of such period or periods such shares are subject to a “put” option and the terms thereof, all as set forth above; and, provided, further, that the number of days between such tenth day and the date of which notice is actually given, if later than on the tenth day, shall be added to the duration of the “put” option.

(e)                                  Dividend Distributions.

If so determined by the Plan Administrator, and in accordance with procedures established by the Plan Administrator, any cash dividends payable on shares held in the Cinergy Stock Fund attributable to the Accounts of Members and Beneficiaries may be paid currently, or within ninety (90) days after the end of the Plan Year in which the dividends are paid to the Trust, in cash to the Members and Beneficiaries on a nondiscriminatory basis, or such dividends may be paid directly to the Members and Beneficiaries, or the dividends may be paid to the Plan and reinvested in the Cinergy Stock Fund.  If the Plan Administrator so determines, each Member or Beneficiary to whom Cinergy Stock is attributable to their Accounts on the record date for such dividend shall have the right to elect whether such dividends (1) will be paid in cash to the Member or Beneficiary, or (2) will remain in the Member’s or Beneficiary’s Account and be reinvested in Cinergy Stock through the Cinergy Stock Fund.

(f)                                    Special ESOP Valuation.

At any time at which Cinergy Stock held under the ESOP Feature has ceased to be readily tradeable on an established securities market, valuation of such Cinergy Stock with respect to activities carried on by the Plan shall be by an independent appraiser in accordance with Section 401(a)(28)(C) of the Code.

14.10                 Electronic Media.

Notwithstanding any provision of the Plan to the contrary, including any provision which requires the use of a written instrument, to the extent permitted by applicable law, the Plan Administrator may establish procedures for the use of electronic media in communications and transactions between the Plan or the Plan Administrator and Participants and Beneficiaries.  Electronic media may include, but are not limited to, e-mail, the Internet, intranet systems and automated telephonic response systems.

* * * * * * * * * *

In Witness Whereof, Cinergy Corp. has caused this instrument to be executed by its duly authorized officer on this 20th day of December, 2002.

CINERGY CORP.

By:
Timothy J. Verhagen
Vice President
Human Resources

CINERGY CORP. NON-UNION
EMPLOYEES’ 401(K) PLAN

(Effective as of January 1, 2003)

ADDENDUM

EGTRRA AND 401(a)(9) MODEL PROVISIONS

PREAMBLE

1.  Adoption and Effective Date of Addendum.  This Addendum to the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).  This Addendum is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.  Except as otherwise provided, this Addendum shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2.  Supersession of Inconsistent Provisions.  This Addendum shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Addendum.

SECTION 1.  LIMITATIONS ON CONTRIBUTIONS

1.  Effective Date.  This section shall be effective for limitation years beginning after December 31, 2001.

2.  Maximum Annual Addition.  Except to the extent permitted under section 9 of this Addendum and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a Participant’s Account under the Plan for any limitation year shall not exceed the lesser of:

(a)                                  $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

(b)                                 100 percent of the Participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

SECTION 2.  INCREASE IN COMPENSATION LIMIT

The annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code.  Annual compensation means compensation during the Plan Year or such other consecutive 12–month period over which compensation is otherwise determined under the Plan (the determination

1

period).  The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

SECTION 3.  MODIFICATION OF TOP-HEAVY RULES

1.  Effective Date.  This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.  This section amends Article 12 of the Plan.

2.  Determination of Top-heavy Status.

2.1  Key Employee.  Key Employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of an Employer or Affiliate having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of an Employer or Affiliate, or a 1-percent owner of an Employer or Affiliate having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code.  The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

2.2  Determination of Present Values and Amounts.  This section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date.

2.2.1.  Distributions During Year Ending On the Determination Date.  The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5–year period” for “1–year period.”

2.2.2  Employees Not Performing Services During Year Ending On the Determination Date.  The accrued benefits and accounts of any individual who has not performed services for the Employer and Affiliates during the 1–year period ending on the Determination Date shall not be taken into account.

3.  Minimum Benefits.

3.1  Matching Contributions.  Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan.  The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan.  Employer Matching Contributions that are used to satisfy the

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minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

3.2  Contributions Under Other Plans.  No minimum contribution made under the Plan will be allocable to any non-key Employee who participates in a defined benefit plan maintained by an Employer or nonparticipating Affiliate and who receives the minimum benefit described in Section 416(c)(1) of the Code under the defined benefit plan.

SECTION 4.  DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

1.  Effective Date.  This section shall apply to distributions made after December 31, 2001.

2.  Modification of Definition of Eligible Retirement Plan.  For purposes of the direct rollover provisions in Section 6.3(d) of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

3.  Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions.  For purposes of the direct rollover provisions in Section 6.3(d) of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

4.  Modification of Definition of Eligible Rollover Distribution to Include After-tax Employee Contributions.  For purposes of the direct rollover provisions in Section 6.3(d) of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

SECTION 5.  ROLLOVERS FROM OTHER PLANS

The Plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the types of plans specified below, beginning January 1, 2003:

Direct Rollovers:

The Plan will accept a direct rollover of an eligible rollover distribution from: (1) a qualified plan described in Section 401(a) or 403(a) of the Code, excluding after-tax employee contributions,

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(2) a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax employee contributions, (3) an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions and (4) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from Other Plans:

The Plan will accept a participant contribution of an eligible rollover distribution from:  (1) a qualified plan described in Section 401(a) or 403(a) of the Code, (2) an annuity contract described in Section 403(b) of the Code, and (3) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from IRAs:

The Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

SECTION 6.  ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

1.  Applicability and effective date. This section shall be effective with respect to distributions made after December 31, 2002.

2.  Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of Subsection 6.2 of the Plan, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.  If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the participant’s entire nonforfeitable account balance.

SECTION 7.  REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 4.4(g)-(i) of the Plan shall not apply for Plan Years beginning after December 31, 2001.

SECTION 8.  ELECTIVE DEFERRALS — CONTRIBUTION LIMITATION

No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer or any Affiliate during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 9 of this Addendum and Section 414(v) of the Code, if applicable.

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SECTION 9.  CATCH-UP CONTRIBUTIONS

1.  Catch-up Contributions.  This section shall apply to contributions after December 31, 2001.  All employees who are eligible to make elective deferrals under this Plan and who would attain age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code.  Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code.  The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

2.  No Matching of Catch-up Contributions.  Employer Matching Contributions shall not be made with respect to catch-up contributions.

SECTION 10.  SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

1.  Suspension Period.  A Participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the Employer or any Affiliate for 6 months after receipt of the distribution.  A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the Employer or any Affiliate for 6 months after receipt of the distribution or until January 1, 2002, if later.

2.  Deferral Limit After Suspension.  For calendar years beginning after December 31, 2001, a Participant who receives a distribution of elective deferrals after December 31, 2000, on account of hardship shall be limited in making elective deferrals following the suspension period as provided by Section 402(g) of the Code, without regard to the further limitation of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(3).

SECTION 11.  DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

1.  Effective Date.  This section shall apply for distributions and severances from employment occurring after December 31, 2001, regardless of when the severance from employment occurred.

2.  New Distributable Event.  A Participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment.  However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

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SECTION 12.  MINIMUM DISTRIBUTION REQUIREMENTS.

Minimum Distribution Requirements Article.

Section 1.  General Rules.

1.1.  Effective Date.  The provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2.  Precedence.  The requirements of this article will take precedence over any inconsistent provisions of the Plan.

1.3.  Requirements of Treasury Regulations Incorporated.  All distributions required under this article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

1.4.  TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2.  Time and Manner of Distribution.

2.1.  Required Beginning Date.  The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

2.2.  Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)  If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in section 2.2(e) below, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b)  If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in section 2.2(e) below, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)  If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)  If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the

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surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the Participant.

(e)  If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the foregoing provisions of this section 2.2, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.  If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, the immediately preceding sentence will apply as if the surviving spouse were the Participant.  Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 of this article applies to distributions after the death of a Participant who has a designated beneficiary.  The election must be made no later than the earlier of September 30 of the calendar year in which distribution would otherwise be required to begin under this section 2.2, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death.  If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with the foregoing provisions of this section 2.2 and section 4.2 of this article.

For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date.  If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a).  If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3.  Forms of Distribution.  Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this article.  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

Section 3.  Required Minimum Distributions During Participant’s Lifetime.

3.1.  Amount of Required Minimum Distribution For Each Distribution Calendar Year.  During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)  the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

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(b)  if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

3.2.  Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death.  Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

Section 4.  Required Minimum Distributions After Participant’s Death.

4.1.  Death On or After Date Distributions Begin.

(a)  Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1)  The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)  If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)  If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)  No Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

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4.2.  Death Before Date Distributions Begin.

(a)  Participant Survived by Designated Beneficiary.  Except as provided in section 2.2(e), if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in section 4.1.

(b)  No Designated Beneficiary.  If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)  Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin.  If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the Participant.

Section 5.  Definitions.

5.1.  Designated Beneficiary.  The individual who is designated as the Beneficiary under Section 14.1 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2.  Distribution Calendar Year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.  For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2.  The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date.  The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3.  Life Expectancy.  Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4.  Participant’s Account Balance.  The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The account balance for the valuation calendar year includes any amounts rolled over or transferred to the

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Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5.  Required Beginning Date.  The date specified in Section 6.2(a) of the Plan.

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